UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]	Preliminary Proxy Statement.

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

[x]	Definitive Proxy Statement.
[ ]	Definitive Additional Materials.
[ ]	Soliciting Material Pursuant to §240.14a-12.
LMI AEROSPACE, INC.
(Name of Registrant as Specified in Charter)
Payment of Filing Fee (Check the appropriate box):
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[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:
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[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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LMI Aerospace, Inc.
3600 Mueller Road
St. Charles, Missouri 63301

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on July 7, 2005

TO OUR SHAREHOLDERS:

The 2005 Annual Meeting of Shareholders (the “Annual Meeting”) of LMI Aerospace, Inc., a Missouri corporation (the “Company”), will be held at the Four Points Sheraton, 3400 Rider Trail South, St. Louis, Missouri 63045, beginning at 10:00 a.m. local time on Thursday, July 7, 2005 for the following purposes:

1.	to elect one Class I Director for a term expiring in 2008 or until his successor is elected and qualified;

2.	to ratify the selection of BDO Seidman, LLP to serve as the Company’s independent registered public accounting firm;

3.	to approve the LMI Aerospace, Inc. 2005 Long-Term Incentive Plan; and

4.	to transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on May 27, 2005 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. A list of all shareholders entitled to vote at the Annual Meeting, arranged in alphabetical order and showing the address of and number of shares registered in the name of each shareholder, will be open during usual business hours for the examination by any shareholder for any purpose germane to the Annual Meeting for ten days prior to the Annual Meeting at the office of the Company set forth above.

A copy of the Company’s annual report for its fiscal year ended December 31, 2004, accompanies this notice.

By Order of the Board of Directors,

LAWRENCE E. DICKINSON
Secretary

St. Charles, Missouri

June 3, 2005

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING, PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AND VOTED AT THE MEETING ACCORDING TO YOUR WISHES. YOUR PROXY WILL NOT BE USED IF YOU ATTEND AND VOTE AT THE MEETING IN PERSON.

LMI Aerospace, Inc.
3600 Mueller Road
St. Charles, Missouri 63301

PROXY STATEMENT

SOLICITATION OF PROXIES

The enclosed proxy is solicited by the Board of Directors of LMI Aerospace, Inc. (the “Company”) to be voted at the 2005 Annual Meeting of Shareholders (the “Annual Meeting”) of the Company to be held at the Four Points Sheraton, 3400 Rider Trail South, St. Louis, Missouri 63045, beginning at 10:00 a.m. local time on Thursday, July 7, 2005, or at any adjournment thereof. The accompanying Notice of Annual Meeting, this Proxy Statement and the enclosed form of proxy are first being mailed or given to shareholders on or about June 3, 2005. Whether or not you expect to attend the meeting in person, please return your executed proxy in the enclosed envelope, and the shares represented thereby will be voted in accordance with your wishes.

Solicitation of proxies is being made by the Company and will be made primarily by mail. In addition to solicitation by mail, officers, directors and employees of the Company may solicit personally, by mail or telephone if proxies are not promptly received. The cost of solicitation will be borne by the Company and will include reimbursement paid to banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses of forwarding solicitation materials to the beneficial owners of the Company’s common stock.

REVOCATION OF PROXY

If, after sending in your proxy, you decide to vote in person or desire to revoke your proxy for any other reason, you may do so by notifying the Secretary of the Company, Lawrence E. Dickinson, in writing at the principal office of the Company of such revocation at any time prior to the voting of the proxy. A properly executed proxy with a later date will also revoke a previously furnished proxy.

RECORD DATE

Only shareholders of record at the close of business on May 27, 2005 will be entitled to vote at the Annual Meeting or any adjournment thereof.

ACTIONS TO BE TAKEN UNDER PROXY

Unless otherwise directed by the giver of the proxy, the persons named in the enclosed form of proxy, that is, Ronald S. Saks, or, if unable or unwilling to serve, Lawrence E. Dickinson, will vote:

1.
FOR the election of the person named herein as a nominee for Class I Director of the Company, for a term expiring at the 2008 Annual Meeting of Shareholders or until his successor has been duly elected and qualified;

2.	FOR the ratification of the engagement of BDO Seidman, LLP as the Company’s independent registered public accounting firm;

3.	FOR the approval of the LMI Aerospace, Inc. 2005 Long-Term Incentive Plan; and

4.	According to such person’s judgment on the transaction of such other business as may properly come before the meeting or any adjournment thereof.

Should the nominees named herein for election as directors become unavailable for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his stead as may be designated by the Board of Directors. The Board of Directors is not aware of any reason that might cause a nominee to be unavailable to serve.

VOTING SECURITIES AND VOTING RIGHTS

On May 17, 2005, there were outstanding 8,329,265 shares of Common Stock, par value $0.02 per share, each of which is entitled to one vote on all matters submitted, including the election of directors.

A majority of the outstanding shares present or represented by proxy will constitute a quorum at the meeting. The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required to elect a person nominated for director. Shares present at the meeting but which abstain or are represented by proxies which are marked "WITHHOLD AUTHORITY'' with respect to the election of a person to serve on the Board of Directors will be considered in determining whether the requisite number of affirmative votes are cast on such matter. Accordingly, such proxies will have the same effect as a vote against the nominee as to which such abstention or direction applies. Shares not present at the meeting will not affect the election of a director. Broker non-votes will not be treated as shares represented at the meeting with respect to the election of a director and, therefore, will have no effect.

The vote required for the approval of each of Proposal 2—Ratification of Appointment of Independent Registered Public Accounting Firm and Proposal 3 - Approval of the LMI Aerospace, Inc. 2005 Long-Term Incentive Plan will be the affirmative vote of the majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Shares present at the meeting which abstain (including proxies which deny discretionary authority on any matters properly brought before the meeting) will be counted as shares present and entitled to vote and will have the same effect as a vote against any such matter. Shares not present at the meeting will not effect the outcome as to any such matter. Broker non-votes will not be treated as shares represented at the meeting as to such matter voted on and, therefore, will have no effect.

Votes will be counted by duly appointed inspectors of election, whose responsibilities are to ascertain the number of shares outstanding and the voting power of each, determine the number of shares represented at the meeting and the validity of proxies and ballots, count all votes and report the results to the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information as of April 25, 2005 with respect to each person known by the Company to be the beneficial owner of more than five percent of its outstanding shares of Common Stock. This table is based on Schedules 13G and Section 16 filings filed with the Securities and Exchange Commission as well as other information delivered to or obtained by the Company.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class

Ronald S. Saks 3600 Mueller Road St. Charles, Missouri 63301	3,065,750 (2)	36.3%

Joseph and Geraldine Burstein 3600 Mueller Road St. Charles, Missouri 63301	614,296 (3)	7.3%

(1)
Reflects the number of shares outstanding on April 25, 2005, and, with respect to each person, assumes the exercise of all stock options held by such person that are exercisable currently or within 60 days of the date of this proxy statement (such options being referred to hereinafter as "currently exercisable options").

(2)
Includes 648,015 shares held of record by Mr. Saks, trustee of the LMI Aerospace, Inc. Profit Sharing and Savings Plan and Trust, for the benefit of certain executive officers and employees of the Company. Of those 648,015 shares, 172,074 shares are held for the benefit of certain executive officers, including 108,358 shares held for the benefit of Mr. Saks. Such executive officers and employees maintain dispositive power only over such shares. Also included are 2,417,735 shares of Common Stock deemed beneficially owned by Mr. Saks and held of record by the Ronald S. Saks Revocable Trust U/T/A dated June 21, 1991, of which Mr. Saks, as trustee, maintains voting and investment authority. Mr. Saks reported sole voting power of 3,065,750 shares; no shared voting power; sole dispositive power of 2,526,093 shares; and no shared dispositive power.

(3)
Includes 599,296 shares of Common Stock reported are held of record by the Joseph Burstein Revocable Trust U/T/A dated August 20, 1983, for which Mr. and Mrs. Burstein, as co-trustees, share voting and dispositive power. Includes 15,000 shares issuable upon the exercise of currently exercisable options to purchase such shares held by Mr. Burstein. Mr. and Mrs. Burstein reported no sole voting power; shared voting power of all 599,296 shares; no sole dispositive power; and shared dispositive power of all 599,296 shares.

SECURITY OWNERSHIP OF MANAGEMENT

Under regulations of the Securities and Exchange Commission, persons who have power to vote or to dispose of our shares, either alone or jointly with others, are deemed to be beneficial owners of those shares. The following table sets forth, as of April 25, 2005, the beneficial ownership of the outstanding Common Stock of each current director (including the nominees for election as directors), each of the Named Executive Officers named in the Summary Compensation Table set forth herein and the executive officers and directors as a group.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Class
Ronald S. Saks	3,065,750 (2)	36.3%
Joseph Burstein	614,296 (3)	7.3%
Sanford S. Neuman	313,440 (4)	3.7%
Duane E. Hahn	281,874 (5)	3.3%
Brian D. Geary	102,000 (6)	1.2%
Thomas G. Unger	17,000 (7)	*
John M. Roeder	3,000 (8)	*
Paul L. Miller, Jr.	3,000 (9)	*
Robert T. Grah	75,729 (10)	*
Lawrence E. Dickinson	65,204 (11)	*
Michael J. Biffignani	10,119 (12)	*
Brian P. Olsen	11,250 (13)	*

All directors & executive officers as a group (12 in group)	4,544,320 (14)	53.2%

* Less than 1%.

(1)
Reflects the number of shares outstanding on April 25, 2005, and with respect to each person, assumes the exercise of all stock options held by such person that are exercisable currently or within 60 days of the date of this proxy statement (such options being referred to hereinafter as “currently exercisable options”).

(2)	See Note (2) to the table “Security Ownership of Certain Beneficial Owners.”

(3)	See Note (3) to the table “Security Ownership of Certain Beneficial Owners.”

(4)
Includes 282,940 shares held of record by a revocable trust of which Mr. Neuman, as trustee, has voting and investment power, and 15,500 shares held by certain trusts of which Mr. Neuman, as trustee, has voting and investment power. Also includes 15,000 shares of Common Stock issuable upon the exercise of currently exercisable options to purchase such shares.

(5)
Includes 274 shares of Common Stock held of record by Mr. Saks, as trustee of the Company’s Profit Sharing Plan for the benefit of Mr. Hahn, over which Mr. Hahn maintains investment power only. Also includes 7,500 shares of Common Stock issuable upon the exercise of currently exercisable options to purchase such shares.

(6)	Includes 12,000 shares of Common Stock issuable upon the exercise of currently exercisable options to purchase such shares.

(7)	Includes 15,000 shares of Common Stock issuable upon the exercise of currently exercisable options to purchase such shares.

(8)	Includes 3,000 shares of Common Stock issuable upon the exercise of currently exercisable options to purchase such shares.

(9)	Includes 3,000 shares of Common Stock issuable upon the exercise of currently exercisable options to purchase such shares.

(10)
Includes 17,024 shares of Common Stock held of record by Mr. Saks as trustee of the Company’s Profit Sharing Plan for the benefit of Mr. Grah, over which Mr. Grah maintains investment power only. Also includes 27,450 shares of Common Stock issuable upon the exercise of currently exercisable options to purchase such shares.

(11)
Includes 46,299 shares of Common Stock held of record by Mr. Saks as trustee of the Company’s Profit Sharing Plan for the benefit of Mr. Dickinson, over which Mr. Dickinson maintains investment power only, and 2,200 shares of Common Stock directly or indirectly owned by Mr. Dickinson’s children, who might be deemed to maintain a principal residence at Mr. Dickinson’s residence. Mr. Dickinson has disclaimed beneficial ownership of such shares. Also includes 7,500 shares of Common Stock issuable upon the exercise of currently exercisable options to purchase such shares.

(12)
Includes 119 shares of Common Stock held of record by Mr. Saks as trustee of the Company’s Profit Sharing Plan for the benefit of Mr. Biffignani, over which Mr. Biffignani maintains investment power only. Also includes 10,000 shares of Common Stock issuable upon the exercise of currently exercisable options to purchase such shares.

(13)	Includes 11,250 shares of Common Stock issuable upon the exercise of currently exercisable options to purchase such shares.

(14)
Includes 56,200 shares subject to currently exercisable options held by non-director executives of the Company and 70,500 shares subject to currently exercisable options held by directors of the Company.

PROPOSAL 1 - ELECTION OF DIRECTORS

INFORMATION ABOUT THE NOMINEES AND CURRENT DIRECTORS

The Company's Restated Articles of Incorporation, as amended, and Amended and Restated By-laws provide for a division of the Board of Directors into three classes. One of the classes is elected each year to serve a three-year term. The terms of the current Class I Director expires at the Annual Meeting.

The Company’s Amended and Restated By-Laws currently specify that the number of directors shall be not less than three (3) nor more than nine (9), subject to amendment by the Board of Directors.

Duane E. Hahn, a current director of the Company, has notified the Company that he will not be standing for reelection, thereby creating one (1) vacancy for a Class I Director on the Board of Directors following the Annual Meeting. As of the Annual Meeting, there are two (2) vacancies for  Class I Directors on the Board of Directors, and the number of directors is seven (7). The Company's By-laws provide that vacancies on the Board of Directors may be filled by the remaining members of the Board of Directors. Although the Board intends to fill both vacancies, no persons have yet been selected, and it is not expected that such vacancies will be filled until after the Annual Meeting. Proxies solicited by the Company for the election of directors cannot be voted for a greater number of persons than the number of nominees named in the proxy.

The following table sets forth for each director, such director's age, principal occupation for at least the last five years, present position with the Company, the year in which such director was first elected or appointed a director (each serving continuously since first elected or appointed), directorships with other companies whose securities are registered with the Securities and Exchange Commission, and the class of such director.

Class I:  To be elected to serve as Director until 2008

Name	Age	Principal Occupation	Service as Director Since
Sanford S. Neuman	69	Assistant Secretary of the Company; Chairman of the law firm, Gallop, Johnson & Neuman, L.C. since March 31, 2005; Managing Member of Gallop, Johnson & Neuman, L.C. from May 2000 to March 31, 2005; Member of Gallop, Johnson & Neuman, L.C. for more than the last five years.	1984

Class II:  To continue to serve as Director until 2006

Name	Age	Principal Occupation	Service as Director Since
Thomas G. Unger	56	Director of Fife Fabrication, Inc., a manufacturer of sheet metal parts and assemblies, since early 1998; prior thereto, Chief Executive Officer of Tyee Aircraft since 1982.	1999

John M. Roeder	62	Financial consultant since 2001; prior thereto, Office Managing Partner, Arthur Andersen, an international accounting firm, until 1999. Mr. Roeder is also the Director in Residence at The Institute for Excellence in Corporate Governance of The University of Texas at Dallas - School of Management. Mr. Roeder is a member of the board of directors and the audit committee of Fiduciary/Claymore MLP Opportunity Fund and Fiduciary/Claymore Dynamic Equity Fund, which are traded on the New York Stock Exchange.	2003
Paul L. Miller, Jr.	62

President and Chief Executive Officer of P. L. Miller & Associates, a management consulting firm which specializes in strategic and financial planning for privately held companies and distressed businesses and in international business development. He is also a principal in Stewart, Miller, and Associates, a financial advisory firm for small to middle market companies. Mr. Miller has served as president of an international subsidiary of an investment banking firm and, for over 20 years, was president of consumer product manufacturing and distribution firms. Mr. Miller is also a director of Ameren Corp., which is traded on the New York Stock Exchange. As of May 6, 2005, Mr. Miller became Chairman of the Board and President of Kennedy Capital Management, Inc.

			2003

Class III: To continue to serve as Director until 2007

Name	Age	Principal Occupation	Service as Director Since
Ronald S. Saks	61	Chief Executive Officer and President since 1984.	1984
Joseph Burstein	76	Chairman of the Board of Directors of the Company since 1984.	1984
Brian D. Geary	49	Director of the Company since June 3, 2002; prior thereto, President of Versaform Corporation since July, 1978.	2002

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE CLASS I DIRECTOR.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND COMMITTEES

Determination of Director Independence

Rules of the Nasdaq Stock Market require that a majority of the Board of Directors be “independent,” as defined in Nasdaq Marketplace Rule 4200(a)(15). Under the Nasdaq rule, a director is independent if he or she is not an officer or employee of the Company and does not have any relationship with the Company which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. On March 25, 2004, the Board of Directors reviewed the independence of its directors under the new Nasdaq rules. During this review, the Board of Directors considered transactions and relationships between each director or any member of his or her family and the Company. The Board of Directors determined that Messrs. Unger, Burstein, Miller, Roeder and Neuman are independent under Nasdaq Rule 4200(a)(15).

Board of Directors and Committee Meetings; Annual Meetings; Corporate Governance

During the fiscal year that ended on December 31, 2004, the Board of Directors held four regular meetings and three special meetings. Each director attended in person or by phone 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors held during that portion of the 2004 fiscal year during which he was a director and (ii) the total number of meetings held during the period by all committees of the Board of Directors on which he served during that portion of the 2004 fiscal year during which he served.

The Company has no policy with regard to directors’ attendance at annual meetings, but all of the Company’s directors attended the 2004 annual meeting, either in person or by telephone.

The Board of Directors has two standing committees, the Audit Committee and the Compensation Committee. Each of these committees is comprised solely of independent directors in accordance with the Nasdaq Stock Market Listing Qualifications. The Board of Directors has adopted a written Charter for each committee, each of which is available on the Company’s website, http://www.lmiaerospace.com, and can be obtained free of charge by written request to the attention of the Secretary of the Company at the address appearing on the first page of this Proxy Statement or by telephone at (636) 946-6525.

Audit Committee

The Audit Committee is currently comprised of Messrs. Unger (Chairman), Burstein, Roeder and Miller, each of whom is “independent” in accordance with the standards prescribed by the Nasdaq Stock Market as well as the independence requirements for audit committee members under Rule 10A-3 promulgated under the Securities Exchange Act of 1934. In addition, the Board of Directors has determined that Mr. Unger is qualified as an “audit committee financial expert” as that term is defined in the rules of the Securities and Exchange Commission. The Audit Committee evaluates significant matters relating to the audit and internal controls of the Company and reviews the scope and results of the audits conducted by the Company’s independent public accountants and performs the other functions or duties provided in the Audit Committee Charter. During the 2004 fiscal year, the Audit Committee met five times. In addition, the Chairman of the Audit Committee meets with management and the Company’s independent auditors on a quarterly basis in order to review the Company’s financial statements prior to their release. The Audit Committee has adopted a complaint monitoring procedure to enable confidential and anonymous reporting to the Audit Committee of concerns regarding, among other things, questionable or other accounting matters.

Compensation Committee

The Compensation Committee is currently comprised of Messrs. Neuman (Chairman), Roeder, and Miller. The Board of Directors has determined that each member of the Compensation Committee is independent as defined by the Nasdaq Stock Market. The Compensation Committee reviews the Company’s remuneration policies and practices, including executive compensation, and administers the Company’s stock option plans. During the 2004 fiscal year, the Compensation Committee met three times.

Nomination of Directors

The Board of Directors does not currently have a standing Nominating Committee or a charter regarding the nominating process. Pursuant to the rules of the Nasdaq Stock Market, the Board of Directors has delegated to the independent members of the Board of Directors the authority to identify, evaluate and recommend qualified nominees for election or appointment to the Company’s Board of Directors. The vote of a majority of the independent directors of the Board of Directors is required to approve a nominee for recommendation to the Board of Directors. There currently exists one (1) vacancy for a Class I Director on the Board of Directors.

The independent members of the Board of Directors will give appropriate consideration to written recommendations from shareholders regarding the nomination of qualified persons to serve as directors of the Company, provided that such recommendations contain sufficient information regarding proposed nominees so as to permit the independent members of the Board of Directors to properly evaluate each nominee’s qualifications to serve as a director. Nominations must be addressed to the Secretary of the Company at its address appearing on the first page of this Proxy Statement. The independent members of the Board of Directors may also conduct their own search for potential candidates that may include candidates identified directly by a variety of means as deemed appropriate by the independent directors.

The Board of Directors has adopted a set of corporate governance guidelines establishing general principles with respect to, among other things, director qualifications and responsibility. These guidelines establish certain criteria, experience and skills requirements for potential candidates. There are no established term limits for service as a director of the Company. In general, it is expected that each director of the Company will have the highest personal and professional ethics, integrity and values and will consistently exercise sound and objective business judgment. In addition, it is expected that the Board of Directors as a whole will be made up of individuals with significant senior management and leadership experience, a long-term and strategic perspective and the ability to advance constructive debate. The Company’s Corporate Governance Guidelines are available on its website, http://www.lmiaerospace.com, and can be obtained free of charge by written request to the attention of the Secretary of the Company at the address appearing on the first page of this Proxy Statement or by telephone at (636) 946-6525.

Code of Business Conduct and Ethics

All directors, officers and employees of the Company, including its Chief Executive Officer and its Chief Financial Officer, are required to comply with the Company’s Code of Business Conduct and Ethics to ensure that the Company’s business is conducted in a legal and ethical manner. The Code of Business Conduct and Ethics covers all areas of business conduct, including employment policies and practices, conflict of interest and the protection of confidential information, as well as strict adherence to all laws and regulations applicable to the conduct of our business. Directors, officers and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of our Code of Business Conduct and Ethics. The Company, through the Audit Committee, has procedures in place to receive, retain and treat complaints received regarding accounting, internal accounting control or auditing matters and to allow for the confidential and anonymous submission of concerns regarding questionable accounting or auditing matters. The Company’s Code of Business Conduct and Ethics can be found on its website, http://www.lmiaerospace.com, and can be obtained free of charge by written request to the attention of the Secretary of the Company at the address appearing on the first page of this Proxy Statement or by telephone at (636) 946-6525.

Director’s Compensation

In 2004, the Company paid to each director who is not an employee of the Company $3,000 for each full day Board of Directors meeting attended and $750 for each committee meeting attended and reimbursed all directors for out-of-pocket expenses incurred in connection with their attendance at Board of Directors and committee meetings. No director who is an employee of the Company received compensation for services rendered as a director.

The Company also maintains the Amended and Restated LMI Aerospace, Inc. 1998 Stock Option Plan, which provides for an automatic annual grant to the Company’s non-employee directors of non-qualified stock options to purchase 3,000 shares of the Company’s Common Stock. Such options are granted on the date of the Company’s Annual Meeting of Shareholders, with each option having an exercise price equal to the fair market value of the Company’s common stock on the date of grant. The options granted to non-employee directors pursuant to the plan are immediately exercisable for a period ending on the earlier of the tenth anniversary of the date of grant or the termination of an optionee’s status as a director of the Company; provided, however, that if a director’s termination is the result of the death or disability of the director, the director, or his personal representative, has the right to exercise such options for a twelve month period following such termination.

During 2005, the Board of Directors approved a change to the compensation plan followed in recent years. Beginning in 2005, all non-employee directors will be paid a retainer of $24,000 to cover all meetings and committee affiliations. Additionally, if the shareholders vote to approve the LMI Aerospace, Inc. 2005 Long-Term Incentive Plan at the Annual Meeting, the Company will cease issuing options to purchase common stock to the non-employee directors and, commencing at the Annual Meeting of the Company’s shareholders (subject to the registration of the shares of the Company’s Common Stock issuable under the LMI Aerospace, Inc. 2005 Long-Term Incentive Plan), will award 3,000 shares of restricted Common Stock at each annual meeting of the Company’s shareholders. The restricted shares will vest (and the restrictions lapse) over three years but are not eligible for sale until they are vested.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table reflects compensation paid or payable for fiscal years 2004, 2003 and 2002 with respect to the Company's Chief Executive Officer and each of the four most highly compensated executive officers, whose 2004 salaries and bonuses combined exceeded $100,000 in each instance (together the “Named Executive Officers”).

		Annual Compensation			Long Term Compensation
					Awards		Payouts
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Other Annual Compen- sation	Restricted Stock Award(s) ($)	Securities Underlying Options / SARs (#)	LTIP Payouts ($)	All Other Compen- sation ($)
Ronald S. Saks................ President and CEO	2004	240,000	55,784	0	0	0	0	0
	2003	240,000	0	0	0	0	0	0
	2002	240,200	0	0	0	0	0	0
Robert T. Grah................ Vice President, Central Operations	2004	179,569	0	0	0	0	0	0
	2003	175,675	3,328	0	0	0	0	0
	2002	140,425	3,639	0	0	0	0	0
Brian P. Olsen (2) Vice President, Western Operation	2004	180,000	0	0	0	0	0	0
	2003	169,000	0	0	0	7,500	0	0
	2002	0	0	0	0	7,500	0	0
Lawrence E. Dickinson Chief Financial Officer	2004	133,954	35,000	0	0	0	0	0
	2003	130,675	3,064	0	0	0	0	0
	2002	125,675	0	0	0	0	0	0
Michael J. Biffignani Chief Information Officer	2004	157,342	0	0	0	0	0	0
	2003	155,675	0	0	0	0	0	0
	2002	150,425	0	0	0	0	0	0

(1)	Includes cash and Common Stock contributed to the Company’s profit sharing and 401(k) plan.

(2)	Mr. Olsen joined the Company in December 2002 as a Market Sector Director. Mr. Olsen was appointed Vice President, Western Operations in October 2003.

Option/SAR Grants in Last Fiscal Year

There were no grants of stock options pursuant to the Company’s Amended and Restated 1998 Stock Option Plan to any of the Named Executive Officers during the year ended December 31, 2004. No stock appreciation rights were granted to the Named Executive Officers during such year.

Aggregated Option/SAR Exercises in the Last Fiscal Year
and Fiscal Year-End Option/SAR Values

The following table sets forth certain information concerning option exercises and option holdings for the year ended December 31, 2004 with respect to each of the Named Executive Officers. There were no exercises of options by the Named Executive Officers for the year ended December 31, 2004. Ronald S. Saks, the Company’s Chief Executive Officer, does not hold any stock options. No stock appreciation rights were exercised by the Named Executive Officers during 2004, nor did any Named Officer hold any stock appreciation rights at the end of 2004.

Name (a)	Shares Acquired On Exercise (#) (b)	Value Realized ($) (c)	Number of Securities Underlying Unexercised Options/SARs At Fiscal Year-End (#) Exercisable/ Unexercisable (d)	Value of Unexercised In- The-Money Options/SARs At Fiscal Year- End ($) Exercisable/ Unexercisable (1) (e)
Brian P. Olsen	0	0	9,375/5,625	31,538/18,938
Robert T. Grah	0	0	27,450/0	74,100/0
Lawrence E. Dickinson	0	0	7,500/0	22,575/0
Michael J. Biffignani	5,000	15,375	10,000/0	0/0

(1)	The monetary value used in this calculation is $5.41 per share, the fair market value of the stock as of December 31, 2004.

Employment Arrangements with Named Executive Officers

During 2004, the Company was party to employment agreements with the following executive officers: (i) Ronald S. Saks, Chief Executive Officer; (ii) Brian P. Olsen, Vice President Western Operations, (iii) Robert T. Grah, Vice President Central Region; (iv) Lawrence E. Dickinson, Chief Financial Officer and (v) Michael J. Biffignani, Chief Information Officer.

Mr. Saks’ employment agreement provides for an initial term of employment that commenced as of January 1, 2004 and expires on December 31, 2005. By its terms, the employment agreement automatically renews for additional one-year periods, unless terminated by either Mr. Saks or the Company by October 31 of the then current term beginning in 2005. Mr. Saks’ employment agreement provides for an annual base salary of $240,000 for calendar year 2004 and $258,000 for calendar year 2005. The agreement provides for a performance bonus of 1.5% of the Company’s annual net income that is between $2,000,000 and $8,000,000. Mr. Saks’ total benefit possible under all performance or production incentive programs of the Company under which Mr. Saks may be entitled to a bonus will not exceed $90,000.

The new employment agreements for Messrs. Grah and Olsen provide for initial terms of employment that commenced as of January 1, 2004 and expire on December 31, 2005. By their terms, the employment agreements automatically renew for additional one-year periods, unless terminated by either Messrs. Grah or Olsen, respectively, or the Company by October 31 of the then current term beginning in 2005. The employment agreements provide for annual base salaries for each of Messrs. Grah and Olsen of $175,000 in 2004 and $190,000 thereafter, payable in equal monthly installments. Each of the agreements provides for a performance bonus of 1.0% of the Company’s annual net income that is between $1,000,000 and $1,999,999.99 plus 1.25% of the Company’s net income that is between $2,000,000 and $8,000,000. The total benefit possible under all performance or production incentive programs of the Company under which Messrs. Grah and Olsen may be entitled to a bonus will not exceed $85,000 each.

The employment agreement for Mr. Dickinson provides for a term of employment that commenced as of January 1, 2004 and will expire on December 31, 2005. By its terms, the employment agreement automatically renews for additional one-year periods, unless terminated by either Mr. Dickinson or the Company by October 31, 2005. The employment agreement provides for annual base salary of $133,279 in 2004 and $175,779 in 2005, payable in equal monthly installments. The agreement provides for a performance bonus of 0.7% of the Company’s annual net income that is between $1,000,000 and $1,999,999.99 plus 1.0% of the Company’s net income that is between $2,000,000 and $8,000,000. The total benefit possible under all performance or production incentive programs of the Company under which Mr. Dickinson may be entitled to a bonus will not exceed $67,000.

The employment agreement for Mr. Biffignani provides for an initial one year term expiring on December 31, 2005 and for automatic one-year renewals, unless terminated by either Mr. Biffignani or the Company by October 31 of the year in question. The employment agreement provides for annual base salary of $155,000 in 2004 and $165,000 in 2005, payable in equal monthly installments. The agreement provides for a performance bonus of 0.7% of the Company’s annual net income that is between $1,000,000 and $1,999,999.99 plus 1.0% of the Company’s net income that is between $2,000,000 and $8,000,000. The total benefit possible under all performance or production incentive programs of the Company under which Mr. Biffignani may be entitled to a bonus will not exceed $67,000.

The employment agreements between the Company and each of Messrs. Saks, Grah, Olsen Dickinson and Biffignani may be terminated upon: (i) the dissolution of the Company, (ii) the death or permanent disability of the employee, (iii) ten days written notice by the Company upon breach or default of the terms of the agreement by the employee, (iv) the employee’s unsatisfactory performance of his duties under the agreement, or (v) by the employee upon 30 days written notice to the Company. The employment agreements also permit the Company to terminate the employee’s employment following an act of misconduct.

Messrs. Saks, Grah and Dickinson were each party to an assignment of benefits agreement with the Company in connection with certain life insurance policies, commonly known as “split-dollar” agreements, whereby, historically, the Company shared the cost of such insurance policies. Under the Sarbanes-Oxley Act of 2002, however, such split-dollar agreements may be construed as loans by the Company to executive officers. To satisfy this apparent loan prohibition under Sarbanes-Oxley, the Company and Messrs. Saks, Grah and Dickinson elected to terminate the benefits agreements in December 2003, and Messrs. Saks, Grah and Dickinson have paid to the Company its portion of the benefit assignment accrued to date. As a result of the termination of the benefits agreements, the Company chose to make bonus payments to Messrs. Grah and Dickinson of $3,328 and $3,064, respectively, in 2003 and to Mr. Saks of $55,748 in 2004. Mr. Saks will also be paid a bonus of $32,000 during 2005 in respect of the termination of these benefits agreements. Additionally, the Company has increased the annual compensation of Messrs. Grah and Dickinson by $3,894 and $3,954, respectively, beginning in 2004 and of Mr. Saks by $24,000 beginning April 1, 2005.

Compensation Committee Interlocks and Insider Participation

During the 2004 fiscal year, Sanford S. Neuman, Paul L. Miller, Jr. and John M. Roeder served on the Compensation Committee. Mr. Neuman is the Chairman and a Member of the law firm Gallop, Johnson & Neuman, L.C., which has provided legal services to the Company in prior years and is expected to provide legal services to the Company in the future. The Nasdaq rules require that the Compensation Committee be comprised solely of independent directors, as defined by Nasdaq Rule 4200. In compliance with these new Nasdaq rules, the Board of Directors has determined that Mr. Neuman is an independent director, and he, therefore, continues to serve on the Compensation Committee.

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors is responsible for recommending to the Board of Directors a compensation package and specific compensation levels for executive officers of the Company. In addition, the Committee establishes and administers the award of stock options under the LMI Aerospace, Inc. 1998 Stock Option Plan. If the shareholders approve the LMI Aerospace, Inc. 2005 Long-Term Incentive Plan, the Committee will also establish and administer awards under such plan.

Compensation Policies

The Company’s executive compensation program is designed to provide a compensation package that attracts and retains quality executive officers, while at the same time aligning the interests of the Company’s executive officers with those of the Company’s shareholders. The Compensation Committee has identified two primary compensation policies that it follows in setting compensation levels for its executive officers: (i) the establishment of compensation levels that are competitive with those of similarly situated manufacturers and (ii) the linking of executive compensation levels to the financial performance of the Company.

Given these policies, the Compensation Committee has developed an overall compensation plan that provides the Company’s executive officers with competitive base salary compensation and with the opportunity to earn additional cash compensation based upon the Company’s achievement of certain specified annual income targets. In addition, the Company has awarded stock options and, if the LMI Aerospace, Inc. 2005 Long-Term Incentive Plan is approved, will award restricted stock and may make other awards to executive officers in an effort to increase executive stock ownership in order to drive long-term growth in value for all of the Company’s shareholders. The Company’s compensation strategy seeks to place a portion of an executive’s compensation package at risk, thereby motivating these individuals to execute the tactics necessary to ensure continued growth, profitability and shareholder value.

Base Salary

Base salaries for the Company’s executive officers are based upon recommendations by the Company’s Chief Executive Officer and a review of additional factors, including the officer’s position and responsibilities, tenure and seniority and experience generally. In addition, the Compensation Committee has in the past compiled data for similarly situated manufacturers in order to determine a competitive baseline for compensating the Company’s executive officers. Because the Compensation Committee believes that the Company may compete with companies outside of the Company’s industry in hiring and retaining qualified executive-level personnel, the Compensation Committee will generally look at the compensation levels paid to executives outside of those companies which are included in the S & P Small Cap Aerospace/Defense Index, included as part of the Performance Graph to this Proxy Statement. The base level of the Company’s executive compensation is generally targeted below the mid-point of this comparative group.

Generally, the compensation levels of each of the Company’s executive officers have been fixed pursuant to the terms of the Company’s employment agreements entered into between the Company and each of its executive officers. As of December 31, 2003, each employment agreement with an executive officer, to which the Company was a party, was terminated in accordance with its terms. In 2004, the Company executed new employment agreements with Messrs. Saks, Olsen, Grah and Biffignani. Subsequently, the Company entered into a new employment agreement with Mr. Dickinson and recently entered into an amended and restated employment agreement with Mr. Saks.

Bonus

In 2004, certain of the Company’s executive officers had the ability to earn a performance bonus based on the Company’s achievement of certain specified income goals. Because the specified income goals were not achieved, no performance bonuses were earned in 2004.

The Board of Directors reserves the right to grant additional bonus compensation to executive officers under extraordinary circumstances. In 2004, Mr. Saks was awarded a discretionary bonus of $55,784 for payments on certain life insurance policies issued in conjunction with assignment of benefits agreements with the Company. Additionally, in 2004, Mr. Dickinson was awarded a bonus of $35,000 in conjunction with the execution of his employment agreement.

Stock Options

The Company has attempted to provide its employees with incentives in order to maximize the Company’s financial performance and to align employee interests with those of the Company’s shareholders. In determining whether to grant its officers stock options and in what amounts, the Compensation Committee may consider a variety of factors it deems appropriate, including the officer’s position and responsibilities, tenure and seniority, experience generally and, contribution to the Company as well as the Company’s past history with respect to granting options (e.g., the number of outstanding options and the number of options previously issued to an executive officer). The Compensation Committee takes into account the recommendations of the Company’s Chief Executive Officer in determining whether and in what amounts to issue stock options.

During 2004 the Company did not grant any stock options to its executive officers, including the Company’s Chief Executive Officer. The Company determined that due to the number of options already held by its executive officers, additional grants of options were not necessary in order to help promote the Company’s goal of aligning executive and shareholder interests.

Chief Executive Officer Compensation

The Company and its Chief Executive Officer and President, Ronald S. Saks, recently entered into an employment agreement effective as of January 1, 2004. In its consideration of the employment agreement, the Compensation Committee reviewed compensation packages for presidents and chief executive officers of peer companies, the performance of the Common Stock of the Company, given the significant ownership Mr. Saks has in the Company, and the financial performance of the Company. Mr. Saks’ base salary under the new employment agreement was $240,000 per annum in 2004 and is $258,000 in 2005.

Respectfully submitted,

COMPENSATION COMMITTEE OF THE
BOARD OF DIRECTORS OF
LMI AEROSPACE, INC.

Sanford S. Neuman, Chairman
Paul L. Miller, Jr., Member
John M. Roeder, Member

Notwithstanding anything set forth in any of our previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this proxy statement, in whole or in part, the preceding report shall not be deemed incorporated by reference in any such filings.

AUDIT COMMITTEE REPORT

The responsibilities of the Audit Committee are provided in its Charter, which has been approved by the Board of Directors of the Company. The Audit Committee Charter was most recently revised and approved by the Board of Directors on April 29, 2004. A copy of the Charter was attached to the 2004 Proxy Statement as Attachment A.

In fulfilling its oversight responsibilities with respect to the December 31, 2004 financial statements, the Audit Committee, among other things, has:

•
reviewed and discussed with management the Company’s audited financial statements as of and for the fiscal year ended December 31, 2004, including a discussion of the quality and acceptability of our financial reporting and internal controls;

•
discussed with the Company’s independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, its judgment as to the quality, not just the acceptability, of the accounting principles utilized, the reasonableness of significant accounting judgments and estimates and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of American Institute of Certified Public Accountants;

•
discussed with the Company’s independent registered public accounting firm its independence from management and the Company, received and reviewed the written disclosures and the letter from the Company’s independent registered public accounting firm required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and considered the compatibility of non-audit services with the Company’s independent registered public accounting firm’s independence; and

•	discussed with the Company’s independent registered public accounting firm the overall scope and plans for its audit.

Based on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

Respectfully submitted,

COMPENSATION COMMITTEE OF THE
BOARD OF DIRECTORS OF
LMI AEROSPACE, INC.

Sanford S. Neuman, Chairman
Paul L. Miller, Jr., Member
John M. Roeder, Member

Notwithstanding anything set forth in any of our previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this proxy statement, in whole or in part, the preceding report shall not be deemed incorporated by reference in any such filings.

FEES BILLED BY INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table sets forth the amount of audit fees, audit-related fees, tax fees and all other fees billed or expected to be billed by Ernst & Young LLP, the Company’s former principal accountant, and by BDO Seidman, LLP, the Company’s current independent registered public accounting firm, for the years ended December 31, 2004 and December 31, 2003, respectively:

	2004	2003 (4)

Audit Fees (1)	$321,094	$344,800
Audit-Related Fees (2)	4,200	--
Tax Fees (3)	--	4,220
All Other Fees	--	--

Total Fees	$325,294	$349,020

(1)	Includes annual financial statement audit and limited quarterly review services.
(2)	Includes fees for services associated with due diligence related to acquisitions and other audit-related services.
(3)	Includes fees and expenses for services primarily related to tax compliance, tax advice and tax planning for potential acquisitions.
(4)
During 2003, the Company changed its principal accounting firm from Ernst & Young LLP to BDO Seidman, LLP. Included in Audit Fees are billings from Ernst & Young LLP for $104,800 related to three quarterly reviews. Also included in Audit Fees are billings from BDO Seidman, LLP of $240,000 related to its audit of the Company. Tax Fees are for services rendered by Ernst & Young LLP related to advice and tax planning. The Company has elected not to use its current principal accountant for tax services.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax, and other services performed by the Company’s independent registered public accounting firm. All of the fees listed above were pre-approved in accordance with this policy. The policy provides for pre-approval by the Audit Committee of specifically defined audit and permitted non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the Company’s independent registered public accounting firm is engaged to perform it. The Audit Committee has delegated to the Chair of the Audit Committee authority to approve permitted services provided that the Chair reports any decisions to the Committee at its next scheduled meeting. The Audit Committee, after review and discussion with BDO Seidman, LLP of the Company’s pre-approval policies and procedures, determined that the provision of these services in accordance with such policies and procedures was compatible with maintaining BDO Seidman, LLP’s independence.

COMPARISON OF LMI AEROSPACE, INC. CUMULATIVE TOTAL RETURN

Set forth below is a line graph presentation comparing cumulative shareholder returns since December 31, 1999 on an indexed basis with the S & P 500 Index and the S&P Small Cap Aerospace/Defense Index, which is a nationally recognized industry standard index.

The following graph assumes the investment of $100 in LMI Aerospace, Inc. Common Stock, the S & P 500 Index and the S&P Small Cap Aerospace/Defense Index as well as the reinvestment of all dividends. There can be no assurance that the performance of the Company’s stock will continue into the future with the same or similar trend depicted in the graph below.

CERTAIN TRANSACTIONS

From time to time, the Company has engaged in various transactions with certain of its directors, executive officers and other affiliated parties. The following paragraphs summarize certain information concerning certain transactions and relationships that have occurred during the past fiscal year or are currently proposed.

Sanford S. Neuman, a director of the Company, is the Chairman and a Member of the law firm Gallop, Johnson & Neuman, L.C., which has provided legal services to the Company in prior years and is expected to provide legal services to the Company in the future.

In May of 2002, the Company acquired the outstanding capital stock of Versaform Corporation, a California corporation, and the capital stock of its subsidiary, 541775 B.C., Ltd., a corporation incorporated in the Province of British Columbia, Canada. All of the capital stock of Versaform Corporation and affiliates was owned directly by Brian Geary, an individual residing in the State of California. At the time, 541775 B.C., Ltd. owned all of the outstanding capital stock of Versaform Canada Corporation, a corporation incorporated in the Province of British Columbia, Canada. The Company subsequently, consolidated 541775 B.C., Ltd. and Versaform Canada Corporation with its own wholly-owned Canadian subsidiary, LMIV Holding Ltd., a corporation incorporated in the Province of British Columbia, Canada. In June of 2002, Mr. Geary was appointed as a director of the Company. As part of the transaction pursuant to which it acquired Versaform Canada Corporation, the Company executed a non-negotiable, subordinated promissory note in favor of Mr. Geary, in the principal amount of $1.3 million. This promissory note is payable in 36 monthly installments beginning on July 1, 2002, and bears interest at a rate of 7% per annum. The note was secured by a pledge of 65% of the Company’s interest in its Canadian subsidiary, and pursuant to such pledge, the Company’s Canadian subsidiary was required to meet certain financial and other restrictive covenants. Also, as part of the transaction, the Company is required to pay Mr. Geary additional consideration of up to 5% of the annual net sales received under agreements between Versaform and Hamilton Sundstrand, a customer of Versaform, in excess of $3 million. There have been no payments earned by Mr. Geary for sales to Hamilton Sundstrand. During September 2004, the Company sold the Canadian subsidiary. Mr. Geary released this secured interest in the Canadian subsidiary in conjunction with the Company’s sale of the Canadian subsidiary.

In September 2002, the Company acquired from Mr. Geary the operations and certain of the assets of the aerospace division of SSFF, an aerospace sheet metal manufacturer based in Denton, Texas. The Company paid Mr. Geary consideration consisting of 90,000 shares of the Company’s common stock for machinery and equipment, issued pursuant to a private placement conforming with the safe harbor provisions of Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended, $115,000 cash for all inventories, and the transfer of certain equipment valued at $60,000. Also, as part of the SSFF transaction, the Company is required to pay Mr. Geary 5% of the gross sales of specific parts to a specific customer during the period beginning on January 1, 2003 and ending on December 31, 2007, not to exceed $500,000. Payments to Mr. Geary under this agreement were $55,000 and $109,000 for the years ended December 31, 2003 and 2004, respectively.

The Company negotiated each of the above transactions on an arm’s-length basis. Although Mr. Geary was not a director at the time of the Company’s acquisition of Versaform, the Company received an opinion from an independent investment banking firm stating that the Company’s acquisition of Versaform was fair from a financial point of view to the holders of the Company’s common stock. Because the Company’s acquisition of SSFF occurred following Mr. Geary’s appointment to the Company’s Board of Directors, and because of the potential conflict of interest created by the Company’s acquisition of assets from Mr. Geary, the Company’s audit committee reviewed the following specific factors relating to the Company’s acquisition of SSFF:

● whether or not the potential conflict of interest arising from the Company’s proposed transaction with SSFF and indirectly with Mr. Geary had been fully disclosed and revealed to the Audit Committee;

● whether or not the proposed transaction had been negotiated at arm’s-length;

● whether or not Mr. Geary had participated in the negotiation of the proposed transaction on behalf of the Company; and

● whether or not the terms of the proposed transaction were fair to the Company and its shareholders.

After full discussion and deliberation of these factors, the members of the Company’s Audit Committee unanimously determined that all relevant facts regarding a potential conflict of interest had been fully disclosed to the Audit Committee, that the terms of the proposed transaction were fair and in the best interests of the Company and its shareholders, and that the transaction had been negotiated at arm’s-length, without participation by or influence of Mr. Geary with respect to the Company’s interest.

The Company leases its facility located at 11011-11021 Olinda Street in Sun Valley, California from multiple landlords, one of whom is a trust for the benefit of Ernest L. Star, the father of Ernest R. Star, the former General Manager of Tempco. Ernest R. Star is a co-trustee of this trust. Pursuant to the terms of the applicable lease agreement, the Company pays the owners of this property aggregate annual rent payments of $155,347 for the lease of a facility with square footage of 22,320. In addition, the Company leases property located at 8866 Laurel Canyon Blvd. in Sun Valley, California from Starwood Company, a company beneficially owned in part by Ernest L. Star. Pursuant to the terms of the applicable lease agreement, the Company pays Starwood Company aggregate annual rent of $172,920 for the lease of a facility having a square footage of 26,200. The leases governing the Company’s occupancy of the above described properties were entered into at the time of the Company’s acquisition of Tempco. Both leases were negotiated on an arm’s-length basis, prior to the time that Ernest R. Star became an officer of the Company. In March 2004, Ernest R. Star resigned his role as General Manager and officer of the Company.

In connection with the refinancing of the Company’s bank debt, certain directors of the Company (Joseph Burstein, Brian Geary, Sanford Neuman and Ronald Saks) invested an aggregate of $1.0 million in subordinated notes with the Company. These notes mature on December 31, 2007, require quarterly interest payments at an annual rate of 12% and allow for prepayment of principal in connection with certain specified events. The issuance of these subordinated notes was reviewed and approved by the members of the Audit Committee, with Mr. Burstein abstaining.

The Company leased property located at 1315 S. Cleveland Street in Oceanside, California from Edward D. Geary, the father of Brian Geary, a member of the Company’s Board of Directors. Pursuant to the applicable lease arrangement, the Company paid Edward D. Geary annual aggregate rent payments of $86,400 for the lease of a 19,000 square foot facility. This lease was assumed by the Company as part of its acquisition of Versaform Corporation and expired on January 31, 2005.

All future transactions between the Company and its officers, directors, principal shareholders and affiliates must be approved by a majority of the independent and disinterested outside directors.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers, the Company’s directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC. Such individuals are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms furnished to the Company or written representations that no reports were required to be filed, the Company believes that all such persons complied with all Section 16(a) filing requirements applicable to them with respect to transactions during the 2004 fiscal year.

PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed BDO Seidman, LLP, as the Company’s independent registered public accounting firm to audit the consolidated financial statements of the Company for the current fiscal year ending December 31, 2005.

On September 22, 2003, Ernst & Young LLP, the Company’s previous independent accountants, informed the Company that Ernst & Young was resigning as the Company’s independent accountants, effective upon the completion of the quarterly review of the Company’s fiscal quarter ended September 30, 2003. Ernst & Young’s resignation became effective on November 14, 2003.

The reports of Ernst & Young on the financial statements of the Company for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the Company's audit for each of the two most recent fiscal years, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference thereto in their report in the financial statements for such years.

During the Company's two most recent fiscal years, there were no reportable events as defined in Registration S-K, Item 304(a)(1)(v).

Effective as of December 29, 2003, BDO Seidman, LLP accepted the engagement to serve as the Company’s independent registered public accounting firm.

During the Company’s fiscal years ended December 31, 2001 and 2002, and through December 29, 2003, the Company did not consult with BDO Seidman, LLP with respect to the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or any matter that was either the subject of a disagreement or a reportable event.

A proposal will be presented at the Annual Meeting to ratify the appointment of BDO Seidman, LLP as the Company’s independent registered public accounting firm. One or more of the representatives of that firm are expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement if they desire to do so. Neither the Company’s Bylaws nor its other governing documents or law require shareholder ratification of the selection of BDO Seidman, LLP as the Company’s independent registered public accounting firm. However, the Audit Committee is submitting the selection of BDO Seidman, LLP to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF BDO SEIDMAN, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL 3 - APPROVAL OF THE LMI AEROSPACE, INC.
2005 LONG-TERM INCENTIVE PLAN

Under the Amended and Restated LMI Aerospace, Inc. 1998 Stock Option Plan (the “1998 Plan”), the Company has granted stock options to its executive officers and other key employees and has granted on an automatic basis non-qualified stock options to its non-employee directors as a means of developing a sense of proprietorship and personal involvement in the development and financial success of the Company and encouraging them to remain with and devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders:

Options to acquire a total of 428,743 shares of the Company’s Common Stock have been granted under the 1998 Plan, leaving 471,257 shares available for future grants.  The market value of a share of the Company’s Common Stock as of April 25, 2005 was $4.90. If the Plan is not approved, of the amount remaining available for issuance under the 1998 Plan, directors’ stock options covering a total of 18,000 shares will be granted to the Company’s current non-employee directors following the 2005 Annual Meeting.  If the Plan is approved, 21,000 shares of restricted stock will be granted to the Company’s current directors following the 2005 Annual Meeting and the registration of the shares of the Company’s Common Stock issuable under the Plan.

The Board of Directors has adopted, subject to the approval by the Company’s shareholders, the LMI Aerospace, Inc. 2005 Long-Term Incentive Plan (the “Plan”) to enable the Company to

•  provide long-term incentives to those directors, officers, employees and other individuals with significant responsibility for, or potential impact on, the success and growth of the Company and its subsidiaries, divisions and affiliated businesses,

•  associate the interests of such individuals with those of the Company’s shareholders,

•  assist the Company in recruiting, retaining and motivating qualified directors, officers, employees and such other individuals on a competitive basis and

•  ensure a pay for performance linkage for such individuals.

Summary of the Plan

The following is a summary of the principal features of the Plan.  This summary is qualified in its entirety by the more detailed terms and conditions of the Plan, a copy of which is attached as Attachment A to this Proxy Statement.  If the Plan is not approved by the required vote of shareholders at the 2005 Annual Meeting, the 1998 Plan will remain in effect.  If the Plan is approved, the 1998 Plan will be terminated, no grant of options thereunder will be made following the Annual Meeting, no further awards will be made under the 1998 Plan, the Plan will replace the 1998 Plan following the 2005 Annual Meeting, the Company will file a registration statement under the Securities Act of 1933, as amended, to register the shares of the Company’s Common Stock issuable under the Plan and the Company will grant the shares of restricted stock to its directors as described above as soon as practicable thereafter.

Plan Administration:  The Board of Directors has designated the Compensation Committee to administer all aspects of the Plan.  The Compensation Committee is composed solely of non-employee directors, as defined under Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and “outside directors,” within the meaning of Section 162(m) of the Internal Revenue Code.

The Compensation Committee has the authority to, among other things:

•  designate eligible persons to receive awards;

•  determine the types of awards to be granted to each participant under the Plan;

•  determine the number of shares and/or amount of cash to be covered by (or the method by which payments or other rights are to be determined in connection with) each award;

•  determine the terms and conditions of any award or award agreement, including time-based restrictions and performance-based restrictions;

•  establish the performance measures for achievement of performance goals with respect to performance awards;

•  amend the terms and conditions of any award or award agreement and accelerate the exercisability of any option or waive any restrictions relating to any award;

•  determine whether, to what extent and under what circumstances awards may be exercised in cash, shares, promissory notes, other securities, other awards or other property, or canceled, forfeited or and amounts payable with respect to an award shall be deferred;

•  construe and interpret the Plan and any instrument or agreement;

•  establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and

•  make any other determination and take any other action that the Compensation Committee deems necessary or desirable for the administration of the Plan.

Notwithstanding anything to the contrary contained herein, the Board of Directors or a committee of the Board of Directors other than the Compensation Committee may exercise the powers and duties of the Compensation Committee under the Plan to the extent that the exercise of such authority would not cause any performance-based award to cease to qualify for the Section 162(m) exemption.

Eligibility:  The Compensation Committee shall designate those directors (including any non-employee directors), officers, employees and other individuals who will participate in the Plan.  In determining which eligible persons shall receive an award and the terms of any award, the Compensation Committee may take into account the nature of the services rendered by the persons, their present and potential contributions to the success of the Company or such other factors as the Compensation Committee deems relevant.

Shares Authorized:  Subject to adjustment to prevent dilution or enlargement of benefits in the event of a recapitalization, stock split, reorganization or similar transaction, 1,200,000 shares of the Company’s Common Stock are currently reserved for issuance in connection with awards granted under the Plan.

Awards: The Plan provides for the grant of non-qualified stock options, incentive stock options that qualify under Section 422 of the Code, restricted stock, restricted stock units, stock appreciation rights, performance awards, other stock-based awards and cash bonus awards, each as defined in the Plan.

Options.  An option to purchase shares of Common Stock may be granted in the form of a non-qualified stock option or an incentive stock option.  The price at which a share may be purchased under an option (the exercise price) will be determined by the Compensation Committee but may not be less than the fair market value of the Company’s Common Stock on the date the option is granted.  Except in the case of an adjustment related to a corporate transaction, the exercise price of a stock option may not be decreased after the date of grant, and no outstanding option may be surrendered as consideration for the grant of a new option with a lower exercise price without shareholder approval. The Compensation Committee shall establish the term of each option.  All or any portion of an option may be exercised during its term, but no option shall be exercisable in the six month period following the grant date.

With respect to incentive stock options, the amount of incentive stock options that become exercisable for the first time in a particular year cannot exceed a face value of $100,000 per participant, determined using the fair market value of the shares on the date of grant. The per share exercise price for an incentive stock option shall not be less than 110% of the fair market value of a share at the grant date in the case of an incentive stock option granted to an employee who, at the grant date is a 10% shareholder. Further, no incentive stock option shall be exercisable after the expiration of ten (10) years from the grant date (five (5) years in the case of an incentive stock option granted to a 10% shareholder).

If a participant’s employment with the Company and all of its affiliates and service as a director shall terminate for a reason other than retirement (with respect to employees), permanent disability or death, the participant’s options and all unexercised rights thereunder shall expire and automatically terminate.

If termination of employment is due to retirement or if termination of employment or service is due to permanent disability, the participant (or his or her personal representative) shall have the right to exercise any option at any time within the 12-month period (three-month period in the case of retirement for incentive stock options) following such termination of employment or service or the expiration date of such option, whichever shall first occur, provided that such option shall be exercisable only to the extent it was exercisable immediately prior to such termination of employment or service.

If a participant shall die while entitled to exercise an option, the participant’s estate, personal representative or beneficiary, as the case may be, shall have the right to exercise the option at any time within the 12-month period following the date of the participant’s death or the expiration date of such Option, whichever shall first occur, provided that such option shall be exercisable only to the extent that the participant was entitled to exercise the same on the day immediately prior to the participant’s death.

Restricted Stock / Restricted Stock Units.  Restricted stock and restricted stock units may be issued to eligible participants, as determined by the Compensation Committee.  The restrictions on such awards are determined by the Compensation Committee and may include time-based or performance-based restrictions.  Any time-based restriction must be for a minimum of three years.  Restricted stock units may be settled in cash, shares or a combination thereof, as determined by the Compensation Committee.  Holders of restricted stock will have voting rights during the restriction period. Unless otherwise determined by the Compensation Committee, any dividends payable to a participant during the restriction period will be distributed to the participant only if and when the restrictions imposed on the shares of restricted stock or restricted stock units lapse. All restricted stock and restricted stock units that remain unvested shall terminate upon the termination of the participant’s status as an employee of the Company and its affiliates and as a director of the Company.

SARs.  Each stock appreciation right (SAR) granted under the Plan shall confer on the holder upon exercise the right to receive, as determined by the Compensation Committee, cash or a number of shares equal to the excess of (i) the fair market value of one share on the date of exercise (or, if the Compensation Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the SAR as determined by the Committee, which grant price shall not be less than 100% of the fair market value of one share on the grant date of the SAR. The terms and conditions of any SAR shall be as determined by the Committee.

Performance-Based Awards. Awards may be structured to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended.  In order to qualify as “performance-based compensation,” the grant, payment or vesting schedule of the award must be contingent upon the achievement of pre-established performance goals over a performance period for the Company.

The performance measures may be described in terms of objectives that are related to the individual participant or objectives that are Company-wide or related to a subsidiary, division, department, region, function or business unit of the Company in which the participant is employed, and they may consist of one or more or any combination of criteria, including the following: stock price, market share, sales revenue, cash flow, sales volume, earnings per share, return on equity, return on assets, return on sales, return on invested capital, economic value added, net earnings, total stockholder return, gross margin, and/or costs.

Notwithstanding the achievement of any performance goal established under the Plan, if the Compensation Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or other events or circumstances (including, without limitation, the conduct of the participant) render the performance measures or the achievement thereof unsuitable or inappropriate, the Compensation Committee may satisfy or adjust such performance measures or the related minimum acceptable level of achievement or the performance award as the Committee deems appropriate.

Other Stock-Based Awards.  The Compensation Committee may grant to eligible persons such other awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of the Company’s Common Stock, including securities convertible into Common Stock, or are deemed by the Compensation Committee to be consistent with the purpose of the Plan.

Cash Bonus Awards.  Cash bonus awards are awards that provide participants with the opportunity to earn a cash payment based upon the Company’s achievement of one or more performance goals established for an award cycle of one or more years.  For each award cycle, the Compensation Committee shall determine the relevant performance criteria, the goal for each criteria, the achievement necessary for awards to be paid, the weighting of performance goals and the amount of the awards.

Director Awards:  The Compensation Committee shall grant 3,000 shares of restricted stock to each director each year coincident with the annual meeting of the shareholders of the Company. All such shares shall vest (i.e., the forfeiture provisions shall lapse) on the third anniversary of the grant date. The Board of Directors may also award non-qualified options, restricted stock, restricted stock units, SARs, performance awards, other stock-based awards and/or cash bonus awards to any director.

Certain Plan Limits:

Annual Share Limits.  The maximum number of shares of stock issued in connection with awards that may be made under the Plan in any calendar year is 250,000 shares, subject to adjustment for recapitalizations, stock splits, reorganizations and similar transactions.  To the extent that, in any calendar year, awards are made covering less than 250,000 shares, the difference between such maximum amount and the number of shares covered by awards made during such calendar year may be carried forward to subsequent calendar years.

Any unexercised, unconverted or undistributed portion of any award that is not paid in connection with the settlement of an award or are forfeited shall again be available for award.

Individual Limits. The maximum number of options and/or SARs that may be granted under the Plan in any calendar year to any participant during a single calendar year is 30,000, subject to adjustment for recapitalizations, stock splits, reorganizations and similar transactions. The maximum amount of other awards that may be made in any calendar year to any participant shall not exceed $300,000 or 120,000 shares. The maximum amount of awards that may be made to a participant for a performance period greater than one year shall not exceed the foregoing annual maximum multiplied by the number of full years in the performance period. The foregoing annual limitation specifically includes the grant of any award representing “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

Maximum Term of Awards.  No award that contemplates exercise or conversion may be exercised or converted, and no other award that defers vesting, shall remain outstanding and unexercised, unconverted or unvested more than ten years after the date the award was initially granted.

Award Agreements:  Each Plan award shall be evidenced by an award agreement setting forth the terms and conditions of the awards, such as, in the case of share-based awards, the number of shares of stock or stock units, as applicable, subject to the award, and the price (if any) and term of the award and, in the case of performance-based awards, the applicable performance goals.  A participant shall have no rights as a holder of stock with respect to any unissued securities covered by an award until the date the participant becomes the holder of record of the securities.  The participant shall be responsible for payment of any taxes or similar charges required by law to be withheld from an award.

Change in Control:  In the event of a change in control of the Company, all outstanding and unvested options and SARs under the Plan shall vest and become exercisable.  But, in the event that any option or SAR granted under the Plan becomes unexercisable during its term on or after a change in control because (a) the individual who holds such option or SAR is terminated (other than for cause) within two years after the change in control or (b) such option or SAR is terminated or adversely modified, then the holder of such option or SAR shall be immediately entitled to receive a lump sum cash payment equal to the gain on such option or SAR. Awards of restricted stock and stock units shall vest immediately and be distributed effective as of the date of change in control.  Awards granted which are subject to the achievement of performance goals will immediately vest and the holder of such performance-based award is entitled to a lump sum cash payment equal to the amount of the award, payable at the end of the applicable performance period as if 100% of the performance goals had been achieved.

Amendments and Termination: The Board of Directors may amend, alter, suspend, discontinue or terminate the Plan at any time without the approval of the shareholders of the Company unless it:

•  violates the rules or regulations of the Nasdaq Stock Market or of any other securities exchange that are applicable to the Company;

•  increases the number of shares authorized under the Plan;

•  permits the award of options or SARs at a price less than 100% of the fair market value of a share on the grant date or the repricing of options or SARs; or

•  would prevent the grant of options or SARs that would qualify under Section 162(m) of the Code.

The Compensation Committee may waive any conditions of or rights of the Company under any outstanding award, prospectively or retroactively but may not amend, alter, suspend, discontinue or terminate any outstanding award, prospectively or retroactively, if such action would adversely affect the rights of the holder of such award, without the consent of the participant or holder or beneficiary thereof. Except in the case of an adjustment related to a corporate transaction, in no event may the Board of Directors reprice any award without first obtaining the approval of the shareholders of the Company.

No award shall be granted under the Plan after the tenth anniversary of the adoption of the Plan.

Tax Consequences:  The following is a brief description of the Federal income tax treatment that will generally apply to awards under the Plan based on current federal income tax rules.

Non-Qualified Stock Options.  A participant who has been granted a non-qualified stock option will not realize taxable income at the time of grant, and the Company will not be entitled to a tax deduction at that time.  In general, when the option is exercised, the participant will realize ordinary income in an amount equal to the excess of the fair market value of the acquired shares over the exercise price for those shares, and the Company will be entitled to a corresponding tax deduction.  Any gain or loss realized by the participant upon disposition of the shares will be treated as capital gain or loss, and the participant’s basis in such shares will be equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options.  A participant who has been granted an incentive stock option will not realize taxable income at the time of grant, and the Company will not be entitled to a tax deduction at that time.  The exercise of an incentive stock option will not result in taxable income to the participant provided that the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled).  The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is included as an item of tax preference in calculating the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised unless the participant disposes of the shares in the year of exercise.

If the participant does not sell or otherwise dispose of the shares within the later of two years from the date of the grant of the incentive stock option or one year after the transfer of such shares to the participant, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed to the participant as capital gain, and the Company will not be entitled to a corresponding tax deduction.  The participant will generally recognize a capital loss to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and the Company will be entitled to a corresponding tax deduction. Any amount realized in excess of the value of the shares on the date of exercise will be capital gain.  If the amount realized is less than the exercise price, the participant will not recognize ordinary income, and the participant will generally recognize a capital loss equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Stock Appreciation Rights.  A participant who has been granted a SAR will not realize taxable income at the time of the grant, and the Company will not be entitled to a tax deduction at that time.  Upon the exercise of a SAR, the amount of cash or the fair market value of any shares received will be taxable to the participant as ordinary income, and the Company will be entitled to a corresponding tax deduction. Any gain or loss realized by the participant upon disposition of any such shares will be treated as capital gain or loss, and the participant’s basis in such shares will be equal to the fair market value of the shares at the time of exercise.

Performance Shares and Units; Restricted Stock Units.  A participant who has been granted a performance share award, a performance unit award or restricted stock unit award will not realize taxable income at the time of grant, and the Company will not be entitled to a tax deduction at that time.  The participant will have compensation income at the time of distribution equal to the amount of cash received and the then fair market value of the distributed shares, and the Company will then be entitled to a corresponding tax deduction.

Restricted Stock.  In general, a participant who has been granted a restricted stock award will not realize taxable income at the time of grant, and the Company will not be entitled to a tax deduction at that time, assuming that the shares are not transferable and that the restrictions create a “substantial risk of forfeiture” for federal income tax purposes.  Upon the vesting of the shares subject to an award, the participant will realize ordinary income in an amount equal to the then fair market value of the shares, and the Company will be entitled to a corresponding tax deduction.  Any gain or loss realized by the participant upon disposition of such shares will be treated as capital gain or loss, and the participant’s basis in such shares will be equal to the fair market value of the shares at the time of vesting.  A participant may elect pursuant to Section 83(b) of the Internal Revenue Code to have income recognized at the date of grant of a restricted stock award and to have the applicable capital gain holding period commence as of that date.  If a participant makes this election, the Company will be entitled to a corresponding tax deduction in the year of grant.  If the participant does not make an election pursuant to Section 83(b), dividends paid to the participant during the restriction period will be treated as compensation income to the participant and the Company will be entitled to a corresponding tax deduction.

Miscellaneous.  When a participant sells shares of stock that the participant has received under an award, the participant will generally recognize long-term capital gain or loss if, at the time of the sale, the participant has held the stock for more than one year from the date the participant acquired the stock (or, in the case of a restricted stock award, more than one year from the date the shares vested unless the participant made an election pursuant to Section 83(b), described above).  If the participant has held the shares of stock for one year or less, the gain or loss will be short-term capital gain or loss.

Under Section 162(m) of the Internal Revenue Code, a federal income tax deduction is unavailable for annual compensation exceeding $1,000,000 paid to the Chief Executive Officer or any of the four other most highly compensated officers.  However, “performance-based” compensation is not counted against this limit.

Plan Benefits:

As proposed, the Plan will permit the issuance of options, restricted stock, restricted stock units, stock appreciation rights, performance awards, other stock-based awards and cash bonus awards while the provisions of the 1998 Plan permitted only the issuance of options. No awards have been granted under the Plan.

The Company is required, pursuant to SEC rules, to disclose the awards and the value of the awards that would have been made had the Plan been in effect in 2004. With respect to options, the provisions of the Plan are substantially the same as the provisions of the 1998 Plan, except with respect to the automatic annual grants to directors. In lieu of the automatic annual grant of options to directors, the Plan contemplates automatic annual grants of restricted stock to directors. Therefore, the following table sets forth the estimated dollar value of option awards actually granted under the 1998 Plan except with respect to director awards, which the Company has replaced with restricted stock awards for purposes of the table below.

The Plan also provides for awards of restricted stock, restricted stock units, stock appreciation rights, performance awards, other stock-based awards and cash bonus awards. The Company has not granted such awards under the 1998 Plan and does not currently intend to grant such types of awards in the foreseeable future under the Plan except for the annual grants of restricted stock to the directors. The table below, therefore, does not include information regarding restricted stock, restricted stock units, stock appreciation rights, performance awards, other stock-based awards and cash bonus awards other than the annual grants of restricted stock to the directors.

The following table sets forth the awards that would have been granted in 2004 if the Plan had been in effect:

LMI Aerospace, Inc. 2005 Long-Term Incentive Plan
Name and Position	Stock Options (#) (1)	Dollar Value of Stock Options (1)	Restricted Stock (#) (2)	Dollar Value of Restricted Stock (2)
Ronald S. Saks President and CEO	0	$0	3,000	$3,930
Robert T. Grah Vice President, Central Operations	0	$0	0	$0
Brian P. Olsen Vice President, Western Operation	0	$0	0	$0
Lawrence E. Dickinson Chief Financial Officer	0	$0	0	$0
Michael J. Biffignani Chief Information Officer	0	$0	0	$0
Executive Officers as a Group	0	$0	0	$0
Non-Executive Directors and Nominees as a Group	0	$0	15,000	$19,650
Non-Executive Officer Employees as a Group	8,000	$9,120	0	$0

(1)     The number of stock options consists of awards of stock options previously granted in 2004 and outstanding under the 1998 Plan except for the annual grant of options to directors. The dollar value is based upon an estimated value per stock option of $1.14 per share based upon the Black-Scholes valuation at the time of the grant.

(2)     The number of shares of restricted stock consists of awards of annual automatic annual awards of restricted stock that would have been granted if the Plan had been in effect in 2004. The dollar value is based upon the per share closing price of the Company’s common stock on the Nasdaq Stock Market on the date of the 2004 annual meeting of shareholders. The per share value of restricted stock granted was $1.31 on such date.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE LMI AEROSPACE, INC. 2005 LONG-TERM INCENTIVE PLAN.

ANNUAL REPORT

The Annual Report of the Company for the 2004 fiscal year accompanies this Notice of Annual Meeting and Proxy Statement.

FUTURE PROPOSALS

Shareholder proposals intended to be presented at the 2006 Annual Meeting of Shareholders must be received by the Company not later than March 9, 2006 for inclusion in the Company’s proxy statement and proxy relating to that meeting. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with regulations governing the solicitation of proxies.

Shareholder proposals and nominations for directors that do not appear in the proxy statement may be considered at the 2006 Annual Meeting of Shareholders only if timely notice is given to the Company by May 23, 2006. Such notice must include a description of the proposed business and the reasons therefor. The Board of Directors or the presiding officer at the Annual Meeting may reject any such proposals that are not made in accordance with these procedures or that are not a proper subject for shareholder action in accordance with applicable law. These requirements are separate from the procedural requirements a shareholder must meet to have a proposal included in the Company’s proxy statement.

COMMUNICATION WITH THE BOARD OF DIRECTORS

A shareholder who wishes to communicate with our Board of Directors, specific individual directors or the non-employee directors as a group, may do so by directing a written request addressed to such director(s) in care of the Corporate Secretary at the address appearing on the first page of this proxy statement. Such communication will be directed to the intended director, group of directors or the entire Board of Directors, as the case may be.

HOUSEHOLDING OF MATERIALS

In some instances, only one copy of this proxy statement or annual report is being delivered to multiple shareholders sharing an address, unless the Company has received instructions from one or more of the shareholders to continue to deliver multiple copies. We will deliver promptly upon oral or written request a separate copy of the proxy statement or annual report, as applicable, to any shareholder at your address. If you wish to receive a separate copy of the proxy statement or annual report, you may call us at (636) 946-6525 or send a written request to LMI Aerospace, Inc., 3600 Mueller Road, St. Charles, Missouri 63301, Attention: Secretary. Alternatively, shareholders sharing an address who now receive multiple copies of the proxy statement or annual report may request delivery of a single copy also by calling us at the number or writing to us at the address listed above.

OTHER BUSINESS

The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting other than as set forth in the Notice that accompanies this Proxy Statement. However, if any other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

INCORPORATION BY REFERENCE

The information contained under the caption “Item 10. Directors and Executive Officers of the Registrant—Executive Officers” in the Company’s Annual Report on Form 10-K/A, filed April 29, 2005, is incorporated herein by this reference.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORMS 10-K AND 10-K/A FOR FISCAL YEAR 2004 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS AVAILABLE TO SHAREHOLDERS WITHOUT CHARGE, UPON WRITTEN REQUEST TO LMI AEROSPACE, INC., 3600 MUELLER ROAD, ST. CHARLES, MISSOURI 63301, ATTENTION: LAWRENCE E. DICKINSON. SHAREHOLDERS MAY ALSO ACCESS THE FORMS 10-K AND 10-K/A AND THE COMPANY’S OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION THROUGH THE COMPANY’S WEBSITE AT WWW.LMIAEROSPACE.COM.

By Order of the Board of Directors,

LAWRENCE E. DICKINSON
Secretary

St. Charles, Missouri
June 3, 2005

ATTACHMENT A

LMI AEROSPACE, INC. 2005 LONG-TERM INCENTIVE PLAN

Section 1.          Purposes

The purposes of the Plan are (a) to provide long-term incentives to those directors, officers, employees and other individuals with significant responsibility for, or potential impact on, the success and growth of the Company and its subsidiaries, divisions and affiliated businesses, (b) to associate the interests of such individuals with those of the Company’s stockholders, (c) to assist the Company in recruiting, retaining and motivating qualified directors, officers, employees and such other individuals on a competitive basis and (d) to ensure a pay for performance linkage for such individuals.

Section 2.           Definitions

As used in the Plan, the following terms shall have the meanings set forth below:

(a)  “Affiliate” means (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

(b)  “Award” means any Option, Restricted Stock, Restricted Stock Unit, Stock Appreciation Right, Performance Award, Other Stock-Based Award or Cash Bonus Award granted under the Plan.

(c)  “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted under the Plan and containing the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

(d)  “Board” means the Board of Directors of the Company.

(e)  “Cash Bonus Award” means any right granted under Section 6(f) of the Plan.

(f)  “Change in Control” is defined in Section 10(e) of the Plan.

(g)  “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

(h)  “Committee” means a committee of Directors designated by the Board to administer the Plan, which shall initially be the Compensation Committee of the Board. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3 and Section 162(m) of the Code, and each member of the Committee shall be a Non-Employee Director.

(i)  “Common Stock” means the common stock, having a par value of $0.02 per share, of the Company.

(j)  “Company” means LMI Aerospace, Inc., a Missouri corporation, and any successor entity.

(k)  “Director” means a member of the Board, including any Non-Employee Director.

(l)  “Eligible Person” means any Director (including any Non-Employee Director), officer, employee or other individual providing services to the Company, any Subsidiary or any other individual the Committee determines to be an Eligible Person.

(m)  “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

(n)  “Exercise Price” means the price at which a Participant may purchase a Share covered by an Option.

(o)  “Fair Market Value” means, on any given date (i) with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee, and (ii) with respect to Common Stock, if the shares of Common Stock are included in the NASDAQ National Market or Small-Cap Market, the closing selling price quoted in such market which is published by The Wall Street Journal for the trading day immediately preceding the date in question, or if no trade of the Common Stock shall have been reported for such date, the closing price quoted in such market which is published in The Wall Street Journal for the next day prior thereto on which the trade of the Common Stock was reported or, if the shares of Common Stock are not so included for trading in such market, the average of the highest reported bid and lowest reported asked prices as quoted in the “pink sheet” published by the National Daily Quotation Bureau for the first day immediately preceding the date on which such Stock is traded. In all other cases, the “Fair Market Value” shall be determined by the Compensation Committee in good faith using any fair and reasonable means selected in its discretion.

(p)  “Grant Date” means the date as of which the Committee determines that a grant of an Award shall be effective.

(q)  “Incentive Option” means an Option that is designated as an Incentive Option and that meets the requirements of Section 422 of the Code for “incentive stock options.”

(r)  “Inducement Award” means an Award granted to an Eligible Person as an inducement to such individual’s accepting employment with the Company.

(s)  “Non-Employee Director” means (i) any Director who is not also an employee of the Company or an “Affiliate” within the meaning of Rule 16b-3 and (ii) any “outside director” within the meaning of Section 162(m) of the Code.

(t)  “Non-Qualified Option” means an Option that either is not designated as an Incentive Option or does not meet the requirements of Section 422 of the Code for “incentive stock options.”

(u)  “Option” means a right granted under the Plan to a Participant to purchase a Share at a specified price for a specified period of time.

(v)  “Other Stock-Based Award” means any right granted under Section 6(e) of the Plan.

(w)  “Participant” means an Eligible Person designated to be granted an Award under the Plan.

(x)  “Performance Award” means any right granted under Section 6(d) of the Plan.

(y)  “Performance Goal” means the goals established by the Committee, based upon one or more performance measures, as the condition(s) precedent to earning a Performance Award.

(z)  “Performance Measures” means the criteria set out in Section 6(d)(iii) of the Plan that may be used by the Committee as the basis for a Performance Goal.

(aa)  “Performance Period” means the period established by the Committee during which the achievement of Performance Goals is assessed in order to determine whether and to what extent a Performance Award has been earned.

(bb)  “Performance Shares” means shares of Common Stock awarded to a Participant based on the achievement of Performance Goals during a Performance Period.

(cc)  “Performance Units” means an Award denominated in shares of Common Stock, cash or a combination thereof, as determined by the Committee, awarded to a Participant based on the achievement of Performance Goals during a Performance Period.

(dd)  “Person” means any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.

(ee)  “Plan” means the LMI Aerospace, Inc. 2005 Long-Term Incentive Plan, as amended from time to time, the provisions of which are set forth herein.

(ff)  “Restricted Stock” means any Share granted under Section 6(b) of the Plan.

(gg)  “Restricted Stock Unit” means any unit granted under Section 6(b) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

(hh)  “Rule 16b-3” means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act.

(ii)  “Section 162(m) Exemption” means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code, or any successor provision, that is set forth in Section 162(m)(4)(C) of the Code, or any successor provision.

(jj)  “Securities Act” means the Securities Act of 1933, as amended from time to time, and any successor thereto.

(kk)  “Share” or “Shares” means a share or shares of Common Stock or such other securities or property as may become subject to Awards subject to an adjustment as provided under Section 4(c) of the Plan.

(ll)  “Stock Appreciation Right” means any right granted under Section 6(c) of the Plan.

(mm)  “Subsidiary” means a corporation or other entity constituting a “subsidiary corporation” under Section 424(f) of the Code, or any successor provision.

(nn)  “10 Percent Stockholder” means any Person employed by the Company who owns (including ownership through the attribution provisions of Section 424(d) of the Code) in excess of ten percent (10%) of the outstanding voting equity of the Company.

Section 3.           Administration

(a)  Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Eligible Persons to receive Awards; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares and/or amount of cash to be covered by (or the method by which payments or other rights are to be determined in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement, including time-based restrictions and performance-based restrictions; (v) establish the Performance Measures for achievement of Performance Goals with respect to Performance Awards; (vi) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of any option or waive any restrictions relating to any Award; (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, promissory notes (provided, however, that the par value of any Shares to be issued pursuant to such exercise shall be paid in the form of cash, services rendered, personal property, real property or a combination thereof and the acceptance of such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002), other securities, other Awards or other property, or canceled, forfeited or suspended; (viii) determine whether, to what extent and under what circumstances cash, Shares, promissory notes (provided, however, that the acceptance of such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002), other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee (provided, however, that the par value of any Shares and Restricted Stock shall be paid in the form of cash, services rendered, personal property, real property or a combination thereof prior to their issuance); (ix) construe and interpret the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Eligible Person, Participant and any holder or beneficiary of any Award.

(b)  Power of Board and Other Committees. Notwithstanding anything to the contrary contained herein, the Board or a committee of the Board other than the Committee may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan; provided, however, that the Board or such committee may not exercise such authority to the extent that the exercise of such authority would cause any performance-based award to cease to qualify for the Section 162(m) Exemption.

Section 4.           Shares Available for Awards

(a)  Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the maximum aggregate number of Shares available for issuance under the Plan shall be One Million Two Hundred Thousand (1,200,000). Shares to be issued under the Plan may be either authorized but unissued Shares or Shares reacquired and held in treasury.

(b)  Accounting for Awards. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award (including Shares covered by Inducement Awards) or to which such Award relates shall be counted on the Grant Date of such Award against the aggregate number of Shares available for granting Awards under the Plan. Any Shares that are used by a Participant as full or partial payment to the Company of the purchase price or Exercise Price relating to an Award or in connection with the satisfaction of tax obligations relating to an Award, shall again be available for granting Awards under the Plan. In addition, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan.

(c)  Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and (iii) the purchase price or Exercise Price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

Notwithstanding the above, in the event (i) of any reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company or any other similar corporate transaction or event or (ii) the Company shall enter into a written agreement to undergo such a transaction or event, the Committee may, in its sole discretion, cancel any or all outstanding Awards and pay to the holders of any such Awards that are otherwise vested, in cash, the value of such Awards based upon the price per share of capital stock received or to be received by other stockholders of the Company in such event.

Section 5.           Eligibility

Any Eligible Person shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its sole discretion, shall deem relevant.

Section 6.           Awards

(a)  Options. The Committee is hereby authorized to grant Incentive Options and Non-Qualified Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)  Exercise Price. The Exercise Price for each Option shall be fixed by the Committee at the Grant Date, but (A) in no event may the Exercise Price per Share subject to an Option be less than the Fair Market Value per Share on the Grant Date; and (B) in no event may the Exercise Price for Shares subject to an Incentive Option granted to a 10 Percent Stockholder be less than 110% of the Fair Market Value on the Grant Date.

(ii)  Payment. Upon exercise of an Option, the full Exercise Price for the Shares with respect to which the Option is being exercised shall be payable to the Company: (A) in cash or by check payable and acceptable to the Company; (B) by tendering to the Company Common Stock owned by the Participant having an aggregate Fair Market Value as of the date of exercise and tender that is not greater than the full Exercise Price for the Shares with respect to which the Option is being exercised and by paying any remaining amount of the Exercise Price as provided in (A) above; or (C) subject to such instructions as the Committee may specify, at the Participant’s written request the Company may deliver certificates for the Shares for which the Option is being exercised to a broker for sale on behalf of the Participant, provided that the Participant has irrevocably instructed such broker to remit directly to the Company on the Participant’s behalf the full amount of the Exercise Price from the proceeds of such sale. In the event the Participant elects to make payment as allowed under clause (B) above, the Committee may, upon confirming that the Participant owns the number of shares of Common Stock being tendered, authorize the issuance of a new certificate for the number of Shares being acquired pursuant to the exercise of the Option less the number of shares of Common Stock being tendered upon the exercise and return to the Participant (or not require surrender of) the certificate for the shares of Common Stock being tendered upon the exercise. Payment instruments will be received subject to collection.

(iii)  Number of Shares. Each Award Agreement shall state the total number of Shares that are subject to the Option.

(iv)  Terms Governing Exercise. In the discretion of the Committee, each Award Agreement may contain provisions stating that the Option granted therein may not be exercised in whole or in part for a period or periods of time or until the achievement of specific goals, in either case as specified in such Award Agreement. Except as so specified therein, any Option may be exercised in whole at any time or in part from time to time during its term, provided that in no event shall an Option, or any portion thereof, be exercisable until at least six (6) months after the Grant Date of such Option. No Incentive Option granted to a 10 Percent Stockholder may be exercisable later than five (5) years from the Grant Date.

(v)  Termination of Employment. If a Participant’s employment with the Company and all of its Affiliates and service as a Director shall terminate for a reason other than: (A) with respect to employees, retirement from employment in accordance with the terms of a retirement plan or policy of the Company or one of its subsidiaries (“Retirement”); (B) “Permanent Disability” (as defined in Section 22(e)(3) of the Code); or (C) death, the Participant’s Options and all unexercised rights thereunder shall expire and automatically terminate.

If termination of employment is due to Retirement or if termination of employment or service is due to Permanent Disability, the Participant (or his or her personal representative) shall have the right to exercise any Option at any time within the 12-month period (three-month period in the case of Retirement for Options that are Incentive Options) following such termination of employment or service or the expiration date of such Option, whichever shall first occur, provided that such Option shall be exercisable only to the extent it was exercisable immediately prior to such termination of employment or service.

Whether any termination of employment or service is due to Retirement or Permanent Disability and whether an authorized leave of absence or absence for military or government service or for other reasons shall constitute a termination of employment or service for purposes of the Plan shall be determined by the Committee in its sole discretion.

If a Participant shall die while entitled to exercise an Option, the Participant’s estate, personal representative or beneficiary, as the case may be, shall have the right to exercise the Option at any time within the 12-month period following the date of the Participant’s death or the expiration date of such Option, whichever shall first occur, provided that such Option shall be exercisable only to the extent that the Participant was entitled to exercise the same on the day immediately prior to the Participant’s death.

(vi)  Substitute Awards. Options may be granted under the Plan from time to time in substitution for stock options and stock appreciation rights held by employees of entities other than the Company who become employees of the Company as a result of a merger or consolidation of such other entity with the Company or any of its Affiliates, the acquisition by the Company or any of its Affiliates of assets of such other entity, or the acquisition by the Company or any of its Affiliates of stock of such other entity with the result that such other entity becomes a subsidiary of the Company or any of its Affiliates.

(vii)  Incentive Stock Options. Notwithstanding any provisions herein to the contrary, the terms set forth in this clause (vii) shall apply to Incentive Options. With respect to Incentive Options, to the extent that the aggregate Fair Market Value (determined as of the Grant Date) of the Shares with respect to which Incentive Options are exercisable for the first time by such Participant during any calendar year (under all plans of the Company) exceeds $100,000, such Options shall be treated as Non-Qualified Options. The per share Exercise Price for an Incentive Option shall not be less than 100% of the Fair Market Value of a Share at the Grant Date (110% of the Fair Market Value of a Share at the Grant Date in the case of an Incentive Option granted to a 10% Stockholder. Further, no Incentive Option shall be exercisable after the expiration of ten (10) years from the Grant Date (five (5) years in the case of an Incentive Option granted to a 10% Stockholder).

(b)  Restricted Stock / Restricted Stock Units. The Committee is hereby authorized to grant Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)  Restrictions. The Committee shall impose such terms, conditions and/or restrictions on any Restricted Stock or Restricted Stock Units granted pursuant to the Plan as it may deem advisable, including, without limitation, a requirement that Participants pay a stipulated purchase price for each share of Restricted Stock or each share issued under a Restricted Stock Unit; restrictions based upon the achievement of specific Performance Goals (Company-wide, divisional and/or individual); time-based restrictions on vesting; and/or restrictions under applicable federal or state securities laws. Any time-based restriction period shall be for a minimum of three (3) years. To the extent the Restricted Stock or Restricted Stock Units are intended to be deductible under Code Section 162(m), the applicable restrictions shall be based on the achievement of Performance Goals over a Performance Period, as described in Section 6(d) below.

(ii)  Payment of Units. Restricted Stock Units that become payable in accordance with their terms and conditions shall be settled in cash, shares of Common Stock, or a combination of cash and Common Stock, as determined by the Committee at the time of settlement.

(iii)  No Disposition During Restriction Period. During the Restriction Period, Restricted Stock may not be sold, assigned, transferred or otherwise disposed of, or mortgaged, pledged or otherwise encumbered. In order to enforce the limitations imposed upon the Restricted Stock, the Committee may (A) cause a legend or legends to be placed on any certificates relating to such Restricted Stock, (B) issue “stop transfer” instructions, as it deems necessary or appropriate and/or (C) retain possession of the shares of Restricted Stock, together with a related stock power endorsed in blank, pending the lapse of the restrictions applicable thereto or the forfeiture thereof.

(iv)  Dividend and Voting Rights. Unless otherwise determined by the Committee, during the Restriction Period, Participants who hold Restricted Stock shall have the right to vote such Restricted Stock as the record owner thereof. Unless otherwise determined by the Committee, any dividends payable to a Participant during the Restriction Period shall be distributed to the Participant only if and when the restrictions imposed on the applicable Restricted Stock or Restricted Stock Units lapse.

(v)  Stock Certificates. Each certificate issued for Restricted Stock shall be registered in the name of the Participant and deposited with the Company or its designee. At the end of the Restriction Period, a certificate representing the number of Shares to which the Participant is then entitled shall be delivered to the Participant free and clear of the restrictions. No certificate shall be issued with respect to a Restricted Stock Unit unless and until such unit is paid in Shares.

(vi)  Termination. All Restricted Stock and Restricted Stock Units that remain unvested shall terminate upon the termination of the Participant’s status as an employee of the Company and its Affiliates and as Director.

(c)  Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan. Each Stock Appreciation Right granted under the Plan shall confer on the holder upon exercise the right to receive, as determined by the Committee, cash or a number of Shares equal to the excess of (i) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as determined by the Committee, which grant price shall not be less than 100% of the Fair Market Value of one Share on the Grant Date of the Stock Appreciation Right. Subject to the terms of the Plan, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions (including conditions or restrictions on the exercise thereof) of any Stock Appreciation Right shall be as determined by the Committee.

(d)  Performance Awards. Subject to the provisions of the Plan, Performance Awards may be granted either alone or in addition to other Awards made under the Plan.

(i)  Grants. Subject to the provisions of the Plan, Performance Awards consisting of Performance Shares or Performance Units may be granted to Eligible Persons. Performance Awards may be granted either alone or in addition to other Awards made under the Plan.

(ii)  Performance Goals. Unless otherwise determined by the Committee, Performance Awards shall be conditioned on the achievement of Performance Goals (which shall be based on one or more Performance Measures, as determined by the Committee) over a Performance Period. The Performance Period shall be one year.

(iii)  Performance Measures. The Performance Measure(s) to be used for purposes of Performance Awards may be described in terms of objectives that are related to the individual Participant or objectives that are Company-wide or related to a Subsidiary, division, department, region, function or business unit of the Company in which the Participant is employed, and they may consist of one or more or any combination of criteria, including the following: stock price, market share, sales revenue, cash flow, sales volume, earnings per share, return on equity, return on assets, return on sales, return on invested capital, economic value added, net earnings, total stockholder return, gross margin, and/or costs. The Performance Goals based on such Performance Measures may be made relative to the performance of other entities.

(iv)  Negative Discretion. Notwithstanding the achievement of any Performance Goal established under the Plan, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or other events or circumstances (including, without limitation, the conduct of the Participant) render the Performance Measures or the achievement thereof unsuitable or inappropriate, the Committee may satisfy or adjust such Performance Measures or the related minimum acceptable level of achievement or the Performance Award, in whole or in part, as the Committee deems appropriate.

(v)  Extraordinary Events. At, or at any time after, the time an Award is granted, and to the extent permitted under Code Section 162(m) and the regulations thereunder without adversely affecting the treatment of the Award under the Section 162(m) Exemption, the Committee may provide for the manner in which performance will be measured against the Performance Goals (or may adjust the Performance Goals) to reflect the impact of specific corporate transactions, accounting or tax law changes and other extraordinary and nonrecurring events.

(vi)  Interpretation. With respect to any Award that is intended to satisfy the conditions for the Section 162(m) Exemption: (A) the Committee shall interpret the Plan and this Section 6(d) in light of Code Section 162(m) and the regulations thereunder; (B) the Committee shall have no discretion to amend the Award in any way that would adversely affect the treatment of the Award under Code Section 162(m) and the regulations thereunder; and (C) such Award shall not be paid until the Committee shall first have certified that the Performance Goals have been achieved.

(e)  Other Stock-Based Awards. The Committee is hereby authorized to grant to Eligible Persons, subject to the terms of the Plan, such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (included, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. Shares or other securities delivered pursuant to a purchase right granted under this Section 6(e) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including, without limitation, cash, Shares, promissory notes (provided, however, that the par value of any Shares to be issued pursuant to such exercise shall be paid in the form of cash), services rendered, personal property, real property or a combination thereof and the acceptance of such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002).

(f)  Cash Bonus Awards. The Committee is hereby authorized to grant to Eligible Persons, subject to the terms of the Plan, Cash Bonus Awards that provide Participants with the opportunity to earn a cash payment based upon the achievement of one or more Performance Goals for a period of time of one or more years (the “Award Cycle”), as determined by the Committee. For each Award Cycle, the Committee shall determine the relevant Performance Measurements, the Performance Goal for each Performance Measurement, the level or levels of achievement necessary for Awards to be paid, the weighting of the Performance Goals if more than one Performance Goal is applicable, and the size of the Awards.

(g)  General.

(i)  Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as determined by the Committee, consistent with the Plan and in compliance with applicable law.

(ii)  Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Subsidiary. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Subsidiary may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii)  Forms of Payment under Awards. Subject to the terms of the Plan and the requirements of applicable law, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine including, without limitation, cash, Shares, promissory notes (provided, however, that the acceptance of such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002), other securities, other Awards or other property or any combination thereof, and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of dividend equivalents with respect to installment or deferred payments.

(iv)  Limits on Transfer of Awards. No Award and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution and the Company shall not be required to recognize any attempted assignment of such rights by any Participant; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant; provided, further, that, if so determined by the Committee, Awards may be transferable as determined by the Committee. Except as otherwise determined by the Committee, each Award or right under any such Award shall be exercisable during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative. Except as otherwise provided herein or as otherwise determined by the Committee, no Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or other encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(v)  Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided, however, no Award shall have a term greater than ten (10) years from the date of the award.

(vi)  Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may direct appropriate stop transfer orders and cause other legends to be placed on the certificates for such Shares or other securities to reflect such restrictions. If the Shares or other securities are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

(vii)  Repricing.  Except as provided in Section 4(c) hereof, Options and Stock Appreciation Rights may not be amended to reduce its initial exercise price without the approval of the stockholders of the Company or unless there would be no material adverse effect on the Company’s financial statements as prepared in accordance with generally accepted accounting principles.

(h)  Award Limitations.

(i)  The maximum amount of Shares issuable in connection with Awards that may be made in any calendar year shall not exceed 250,000, subject to adjustment as provided in Section 4(c) of the Plan; provided, however, that with respect to any calendar year following calendar year 2005, such maximum amount of Shares shall be increased to the extent that Awards covering less than 250,000 Shares are made in a prior calendar year so that such unused Awards may be carried forward to subsequent calendar years.

(ii)  Maximum number of Options and/or Stock Appreciation Rights that may be granted or issued under the Plan in any calendar year to any Participant during a single calendar year is Thirty Thousand (30,000) Shares (subject to adjustment as provided for in Section 4(c) of the Plan and this subsection (h)). The maximum amount of Awards other than Options and/or Stock Appreciation Rights that may be made in any calendar year to any Participant shall not exceed Three Hundred Thousand Dollars ($300,000) or One Hundred Twenty Thousand (120,000) Shares. The maximum amount of Awards that may be made to a Participant for a Performance Period greater than one year shall not exceed the foregoing annual maximum multiplied by the number of full years in the Performance Period. The foregoing annual limitation specifically includes the grant of any Award or Awards representing “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

(iii)  Notwithstanding the provisions of clauses (i) and (ii) of this subsection (h), no Inducement Award granted under the Plan shall be included in calculating whether the limitations set forth in such clauses (i) and (ii) have been met; however, such Inducement Awards shall be included in the calculation of the number of shares available under the Plan set forth in Section 4(a).

(i)  Director Awards.

(i)  Annual Grants of Restricted Stock; Terms. Three Thousand (3,000) shares of Restricted Stock will be granted to each Director each year coincident with the annual meeting of the stockholders of the Company. All such shares of Restricted Stock granted annually (the “Director Awards”) shall vest (i.e., the forfeiture provisions shall lapse) on the third anniversary of the Grant Date thereof. The Board may at any time revise any of the terms and conditions of the Director Awards (except for any such Director Award that has already been granted) with respect to the number of shares of Restricted Stock, the length of time during which the restrictions are applicable and/or the type of Awards covered by Director Awards.

(ii)  Available Awards. The Board may award Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Awards, Other Stock-Based Awards and/or Cash Bonus Awards to any Director (including Non-Employee Directors). Nothing herein shall be interpreted to limit or restrict the Company’s right to pay, or the Directors’ right to receive, other compensation (whether in cash or securities) for services as a Director.

(iii)  Terms of Options. Notwithstanding any other provisions herein to the contrary, the terms set forth in this clause (iii) shall apply to Options issued to Non-Employee Directors. The Exercise Price for such Options shall be the Fair Market Value per Share as of the date of the annual meeting of stockholders. The term of any such Option shall be ten (10) years from the Grant Date, and such Option shall be fully exercisable upon grant. Except as provided in Section 6(a)(v) above with respect to death and Permanent Disability and Section 10 with respect to a Change in Control, any Option granted to a Non-Employee Director shall terminate upon the earlier of the expiration of the term of the Option or the termination of the Participant’s status as a Director.

Section 7.           Amendment and Termination; Adjustments

(a)       Amendments to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan at any time; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

(i)       violates the rules or regulations of the Nasdaq Stock Market or of any other securities exchange that are applicable to the Company;

(ii)       increases the number of shares authorized under the Plan as specified in Section 4(a) of the Plan;

(iii)       permits the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the Grant Date of such Option or Stock Appreciation Right, as prohibited by Section 6(a)(i) of the Plan or the repricing of Options or Stock Appreciation Rights, as prohibited by Section 6(g)(vii) of the Plan; or

(iv)       would prevent the grant of Options or Stock Appreciation Rights that would qualify under Section 162(m) of the Code.

(b)       Amendments to Awards. The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided herein or in an Award Agreement, the Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, if such action would adversely affect the rights of the holder of such Award, without the consent of the Participant or holder or beneficiary thereof. Except as provided in Section 4(c) of the Plan, in no event may the Board reprice any award without first obtaining the approval of the stockholders of the Company.

(c)       Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

Section 8.           Deferred Payments

Subject to the terms of the Plan, the Committee may in its sole discretion permit a Participant to defer all or a portion of any Award to a Participant, whether it is to be paid in cash, shares of Common Stock or a combination thereof. Deferrals shall be for such periods and upon such terms as the Committee may determine in its sole discretion, provided, however, that such deferral complies with the requirements of Section 409A of the Code.

Section 9.           Income Tax Withholding

In order to comply with all applicable federal, state or local income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state or local payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the federal, state and local taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (but only to the extent of the minimum amount required to be withheld under applicable laws or regulations) or (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Section 10.           Change in Control

Upon a Change in Control, the following shall occur:

(a)  Options and SARs. Effective on the date of such Change in Control, all outstanding and unvested Options and Stock Appreciation Rights granted under the Plan shall immediately vest. Notwithstanding anything to the contrary contained therein, in the event that any Option or Stock Appreciation Right granted under the Plan becomes unexercisable during its term on or after a Change in Control because (i) the individual who holds such Option or Stock Appreciation Right is terminated (other than for cause) within two (2) years after the Change in Control or (ii) such Option or Stock Appreciation Right is terminated or adversely modified, then the holder of such Option or Stock Appreciation Right shall be immediately entitled to receive a lump sum cash payment equal to the gain on such Option or Stock Appreciation Right.

(b)  Restricted Stock/Restricted Stock Units. Upon a Change in Control, all Restricted Stock and Restricted Stock Units shall immediately vest and be distributed to Participants, effective as of the date of the Change in Control.

(c)  Performance Awards. Each Performance Award granted under the Plan that is outstanding on the date of the Change in Control shall immediately vest, and the holder of such Performance Award shall be entitled to a lump sum cash payment equal to the amount of such Performance Award payable at the end of the Performance Period as if 100% of the Performance Goals have been achieved.

(d)  Timing of Payment. Any amount required to be paid pursuant to this Section 10 shall be paid as soon as practical after the date such amount becomes payable.

(e)  Change in Control. For purposes of the Plan, a Change in Control shall be deemed to have occurred if (i) any Person (other than the Company) or group of Persons acting in concert is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company which represent more than twenty-five percent (25%) of the combined voting power of the Company’s then outstanding securities; (ii) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election, by the Company’s stockholders, of each new director is approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of the period but excluding any individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; (iii) there is consummated any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock are converted into cash, securities or other property, other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger; (iv) there is consummated any consolidation or merger of the Company in which the Company is the continuing or surviving corporation in which the holders of Common Stock immediately prior to the merger do not own more than fifty percent (50%) of the voting capital stock of the surviving corporation immediately after the merger; (v) there is consummated any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or (vi) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company.

Section 11.           General Provisions

(a)  No Rights to Awards. No Eligible Person or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b)  Award Agreements. No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant.

(c)  Plan Provisions Control. In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

(d)  No Rights of Stockholders. Except with respect to Shares of Restricted Stock as to which the Participant has been granted the right to vote, neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable to such Participant upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued in the name of such Participant or such Participant’s legal representative without restrictions thereto.

(e)  No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(f)  No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in the Plan shall confer on any Person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. The Awards granted hereunder shall not form any part of the wages or salary of any Eligible Person for purposes of severance pay or termination indemnities, irrespective of the reason for termination of employment. Under no circumstances shall any individual ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

(g)  Governing Law. The validity, construction, and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the internal laws, and not the law of conflicts, of the State of Missouri.

(h)  Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(i)  No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and an Eligible Person or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(j)  Other Benefits. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation under any compensation-based retirement, disability or similar plan of the Company unless required by law or otherwise provided by such other plan.

(k)  No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

(l)  Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

(m)  Section 16 Compliance; Section 162 (m) Administration. The Plan is intended to comply in all respects with Rule 16b-3 or any successor provision, as in effect from time to time, and in all events the Plan shall be construed in accordance with the requirements of Rule 16b-3. If any Plan provision does not comply with Rule 16b-3 as hereafter amended or interpreted, the provision shall be deemed inoperative. The Board of Directors, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan with respect to individuals who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Eligible Persons. With respect to Options and Stock Appreciation Rights, the Company intends to have the Plan administered in accordance with the requirements for the award of “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

(n)  Conditions Precedent to Issuance of Shares. Shares shall not be issued pursuant to the exercise or payment of the purchase price or Exercise Price relating to an Award unless such exercise or payment and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, the requirements of any applicable Stock Exchange and The General and Business Corporation Law of Missouri. As a condition to the exercise or payment of the purchase price or Exercise Price relating to such Award, the Company may require that the Person exercising or paying the purchase price or Exercise Price represent and warrant that the Shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation and warranty is required by law.

(o)  Nonexclusivity of the Plan. Neither the submission of the Plan, the approval of the Plan by the stockholders of the Plan nor the failure of such stockholders to approve the Plan shall in any way limit the power of the Board to adopt such other incentive arrangements deemed desirable by it, including without limitation, the awarding of cash bonuses, subject to any stockholder approval as may be required by law, regulatory rules or the Nasdaq Stock Market rules.

Section 12.           Date of the Plan

The Plan shall be effective upon its adoption by the Board, provided, however, that in the event the Plan is not approved by the stockholders of the Company at the 2005 annual meeting of the stockholders of the Company, the Plan will be terminated.

Section 13.           Term of the Plan

No Award shall be granted under the Plan after the tenth anniversary of the adoption of the Plan or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

PROXY

LMI AEROSPACE, INC.
ANNUAL MEETING OF SHAREHOLDERS
JULY 7, 2005

The undersigned hereby appoints Ronald S. Saks, with full power of substitution, or if Ronald S. Saks is unable or declines to exercise such rights hereunder, the undersigned appoints Lawrence E. Dickinson, with full power of substitution, the true and lawful attorney and proxy of the undersigned to vote all the shares of Common Stock, $0.02 par value per share, of LMI Aerospace, Inc. owned by the undersigned at the Annual Meeting of Shareholders to be held at the Four Points Sheraton, 3400 Rider Trail South, St. Louis, Missouri 63045, beginning at 10:00 a.m. local time, Thursday, July 7, 2005, and at any adjournment thereof, on the following items of business as set forth in the Notice of Annual Meeting and Proxy Statement:

1.  ELECTION OF DIRECTORS:

☐	FOR the nominee listed below (or such other person designated by the Board of Directors to replace any unavailable nominee)

☐	WITHHOLD AUTHORITY to vote for the nominee listed below

Nominees:         Sanford S. Neuman

2.  RATIFICATION OF THE ENGAGEMENT OF BDO SEIDMAN, LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

☐ FOR  ☐ AGAINST  ☐ ABSTENTION

3.  ADOPTION OF THE LMI AEROSPACE, INC. 2005 LONG-TERM INCENTIVE PLAN:
☐ FOR  ☐ AGAINST  ☐ ABSTENTION

4.  OTHER MATTERS

In his discretion with respect to the transaction of such other business as may properly come before the meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE DIRECTOR NOMINATED BY THE BOARD OF DIRECTORS, FOR THE RATIFICATION OF BDO SEIDMAN, LLP, FOR THE APPROVAL OF THE LMI AEROSPACE, INC. 2005 LONG-TERM INCENTIVE PLAN AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

DATE	, 2005

Please date and sign exactly as your name appears on the envelope. In the case of joint holders, each should sign. When signing as attorney, executor, etc., give full title. If signer is a corporation, execute in full corporate name by authorized officer.